SECURITY ELITE BENEFIT

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
               ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                           TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

     This Prospectus describes Security Elite Benefit, a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Security Benefit Life Insurance Company ("Security Benefit"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy is designed to provide maximum flexibility in connection with premium payments and death benefits by permitting the Policyowner, subject to certain restrictions, to vary the frequency and amount of premium payments and to increase or decrease the death benefit payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Net Cash Surrender Value.

     Net premium payments may be allocated at the Policyowner's discretion to one or more of the Variable Accounts that comprise a separate account of Security Benefit called the Security Varilife Separate Account (the "Separate Account"), or to the Fixed Account of Security Benefit. Any portion of a net premium allocated to one or more of the Variable Accounts is invested in the corresponding portfolios of the SBL Fund (the "Fund"), which currently consists of eleven portfolios or "Series." The Variable Accounts and the corresponding Series of the Fund are: the Growth Variable Account (Series A); the Growth-Income Variable Account (Series B); the Money Market Variable Account (Series C); the Worldwide Equity Variable Account (Series D); the High Grade Income Variable Account (Series E); the Social Awareness Variable Account (Series S); the Emerging Growth Variable Account (Series J); the Global Aggressive Bond Variable Account (Series K); the Specialized Asset Allocation Variable Account (Series M); the Managed Asset Allocation Variable Account (Series N); and the Equity Income Variable Account (Series O). The Accumulated Value in the Fixed Account will accrue interest at an interest rate that is declared from time to time by Security Benefit.

     To the extent that all or a portion of net premium payments are allocated to the Separate Account, THE ACCUMULATED VALUE UNDER THE POLICY WILL VARY BASED UPON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS TO WHICH THE ACCUMULATED VALUE IS ALLOCATED. No minimum amount of Accumulated Value is guaranteed.

     The Policy also permits the Policyowner to choose from two death benefit options; under one option, the death benefit remains fixed at the Specified Amount chosen by the Policyowner (or, if greater, it equals Accumulated Value multiplied by a certain percentage) (Option A); under the other option, the death benefit equals the Specified Amount plus Accumulated Value (or, if greater, Accumulated Value multiplied by a certain percentage) (Option B). Under the latter option, the death benefit will vary daily with the investment performance of the Variable Accounts for any Policyowner who has allocated Accumulated Value to the Variable Accounts. Under either option, for so long as the Policy remains in force, the death benefit will never be less than the current Specified Amount.

     A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy -- Free-Look Right," page 18), during which time net premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

     It may not be advantageous to replace existing insurance with the Policy.

     This Prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 25.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE SBL FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE POLICY INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

PROSPECTUS DATED JUNE 1, 1995, AS SUPPLEMENTED FEBRUARY 5, 1996.
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                                TABLE OF CONTENTS

                                                                            Page

IMPORTANT TERMS.........................................................      5

SUMMARY OF THE POLICY...................................................      6
     Purpose of the Policy..............................................      7
     Policy Values......................................................      7
     The Death Benefit..................................................      7
     Premium Features...................................................      7
     Allocation Options.................................................      7
     Transfer of Accumulated Value......................................      8
     Policy Loans.......................................................      8
     Free-Look Right....................................................      8
     Surrender Right....................................................      8
     Partial Withdrawal Benefits........................................      8
     Charges and Deductions.............................................      8
         Premium Tax....................................................      8
         Deductions from Accumulated Value..............................      8
         Deductions from the Variable Accounts..........................      9
         Tax Treatment of Policy........................................      9
     The Fixed Account..................................................      9
     Contacting Security Benefit........................................      9

INFORMATION ABOUT SECURITY BENEFIT AND THE SEPARATE ACCOUNT.............      9
     Security Benefit Life Insurance Company............................      9
     Security Varilife Separate Account.................................      9
     SBL Fund...........................................................     10
     Series A...........................................................     10
     Series B...........................................................     10
     Series C...........................................................     10
     Series D...........................................................     10
     Series E...........................................................     10
     Series S...........................................................     10
     Series J...........................................................     10
     Series K...........................................................     11
     Series M...........................................................     11
     Series N...........................................................     11
     Series O...........................................................     11
     The Investment Adviser.............................................     11

THE POLICY..............................................................     11
     Application for a Policy...........................................     11
     Premiums...........................................................     12
     Guaranteed Death Benefit Premium...................................     12
     Allocation of Net Premiums.........................................     12
     Dollar Cost Averaging Option.......................................     13
     Asset Reallocation Option..........................................     13
     Transfer of Accumulated Value......................................     14
     Death Benefit......................................................     14
         Option A.......................................................     15


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                                                                            Page

         Option B.......................................................     15
         Examples of Options A and B....................................     15
     Changes in Death Benefit Option....................................     15
     Changes in Specified Amount........................................     16
         Increases......................................................     16
         Decreases......................................................     16
     Policy Values......................................................     16
         Accumulated Value..............................................     16
         Net Cash Surrender Value.......................................     16
     Determination of Accumulated Value.................................     16
     Policy Loans.......................................................     17
     Benefits at Maturity...............................................     18
     Surrender..........................................................     18
     Partial Withdrawal Benefits........................................     18
     Right to Examine a Policy--Free-Look Right.........................     18
     Lapse..............................................................     19
     Reinstatement......................................................     19

CHARGES AND DEDUCTIONS..................................................     19
     Premium Tax........................................................     19
         State and Local Premium Tax Charge.............................     19
     Deductions from Accumulated Value..................................     19
         Cost of Insurance..............................................     20
         Optional Insurance Benefits Charges............................     20
     Deductions from the Variable Accounts..............................     20
         Administrative Charge..........................................     20
         Mortality and Expense Risk Charge..............................     20
     Other Charges......................................................     20
     Guarantee of Certain Charges.......................................     21

OTHER INFORMATION.......................................................     21
     Federal Income Tax Considerations..................................     21
         Diversification Requirements...................................     21
         Tax Treatment of Policies......................................     22
         Conventional Life Insurance Policies...........................     22
         Modified Endowment Contracts...................................     22
         Reasonableness Requirements for Charges........................     23
         Accelerated Benefit for Terminal Illness.......................     23
         Other..........................................................     23
     Charge for Security Benefit Income Taxes...........................     23
     Voting of Fund Shares..............................................     24
     Disregard of Voting Instructions...................................     24
     Report to Owners...................................................     24
     Substitution of Investments........................................     24
     Changes to Comply With Law.........................................     25

PERFORMANCE INFORMATION.................................................     25

THE FIXED ACCOUNT.......................................................     25
     General Description................................................     26
     Death Benefit......................................................     26
     Policy Charges.....................................................     26
     Transfers, Surrenders, Withdrawals, and Policy Loans...............     26


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                                                                            Page

MORE ABOUT THE POLICY...................................................     27
     Ownership..........................................................     27
         Joint Owners...................................................     27
     Beneficiary........................................................     27
     Exchange of Insured................................................     27
     Exchange of Policy During First 24 Months..........................     27
     The Contract.......................................................     27
     Payments...........................................................     27
     Assignment.........................................................     28
     Errors on the Application..........................................     28
     Incontestability...................................................     28
     Payment in Case of Suicide.........................................     28
     Participating......................................................     28
     Policy Illustrations...............................................     28
     Payment Plan.......................................................     28
     Optional Insurance Benefits........................................     29
         Waiver of Monthly Deduction Rider..............................     29
         Accelerated Benefit Rider for Terminal Illness.................     29
         Level Term Insurance Rider.....................................     29
         Extended Guaranteed Death Benefit Rider........................     29
     Distribution of the Policy.........................................     29

MORE ABOUT SECURITY BENEFIT.............................................     30
     Management.........................................................     30
     State Regulation...................................................     31
     Telephone Transfer Privileges......................................     31
     Legal Proceedings..................................................     32
     Legal Matters......................................................     32
     Registration Statement.............................................     32
     Experts............................................................     32
     Financial Statements...............................................     32

APPENDIX ...............................................................     66

ILLUSTRATIONS...........................................................     67



THIS IS A FLEXIBLE  PREMIUM  VARIABLE LIFE INSURANCE  POLICY.  ITS PURPOSE IS TO
PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. THIS POLICY IS NOT IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.



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THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE NY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.
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                                 IMPORTANT TERMS

ACCUMULATED VALUE -- The total value of the amounts in the Variable Accounts of the Separate Account and the Fixed Account for the Policy as well as any amount set aside in the Loan Account to secure Policy Debt as of any Valuation Date.

AGE -- The Insured's age as of his or her last birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.

BENEFICIARY -- The person or persons named by the Policyowner in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

EXTENDED GUARANTEED DEATH BENEFIT RIDER -- A Planned Periodic Premium in an amount specified by Security Benefit which if paid in advance on at least a monthly basis will keep the Policy in force beyond the first five Policy Years even if Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date, provided that at all times during the Extended Guaranteed Death Benefit Period, the amount of premiums paid on the Policy less any outstanding Policy Debt and any Partial Withdrawals is greater than or equal to the monthly pro rata share of the Extended Guaranteed Death Benefit Premium multiplied by the number of Policy Months the Policy has been in force. The length of the Extended Guaranteed Death Benefit Period will vary according to the Age of the Insured on the Policy Date. The Extended Guaranteed Death Benefit Rider is an optional insurance benefit which a Policyowner may elect to add to the Policy by rider. See "Optional Insurance Benefits," page 29. This premium is not applied to purchase the Rider, but is applied to the Policy and may be the same as the Planned Periodic Premium.

FIXED ACCOUNT -- An account that is part of Security Benefit's General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0 percent) declared by Security Benefit.

GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other segregated separate account of Security Benefit.

GUARANTEED DEATH BENEFIT PREMIUM -- A Planned Periodic Premium in an amount specified by Security Benefit which if paid in advance on at least a monthly basis will keep the Policy in force during the first five Policy Years even if during that period Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date, provided that at all times during the first five Policy Years, the amount of premiums paid on the Policy, less any outstanding Policy Debt and any Partial Withdrawals is greater than or equal to the monthly pro rata share of the Guaranteed Death Benefit Premium multiplied by the number of Policy months the Policy has been force.

HOME OFFICE -- The Life Administration Department at Security Benefit's office, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

INSURED -- The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

LOAN ACCOUNT -- An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for Policy loans.

MATURITY DATE -- The Policy Anniversary on which the Insured is Age 95.

MONTHLY PAYMENT DATE -- The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

NET CASH SURRENDER VALUE -- Accumulated Value less Policy Debt.

PLANNED PERIODIC PREMIUM -- The premium determined by the Policyowner as a level amount planned to be paid at fixed intervals over a specified period of time.

POLICY DATE -- The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semiannual, and Annual Anniversaries. It is usually the date the initial premium is received at Security Benefit's Home Office.

POLICY DEBT -- The unpaid loan balance including accrued loan interest.

POLICYOWNER OR OWNER -- The person who owns the Policy. The Policyowner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

SPECIFIED AMOUNT -- The amount chosen by the Owner on which the initial death benefit is based. The Specified Amount may be increased or decreased under certain circumstances.

VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

VALUATION PERIOD -- The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

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                              SUMMARY OF THE POLICY

This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this Prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 25 and in the Policy.
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                                DIAGRAM OF POLICY

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                                PREMIUM PAYMENTS
                    * You can vary amount and frequency.
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                             [ARROW POINTING DOWN]

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                            DEDUCTIONS FROM PREMIUMS
       * Premium Tax based upon the actual rate in the state of residence.
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                             [ARROW POINTING DOWN]

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                                   NET PREMIUM
   * You direct how net premium payments are to be allocated among the Fixed Account and the Variable Accounts. Each of the Variable Accounts invests exclusively in a Series of SBL Fund, which Series offer investments in diversified portfolios of stocks, bonds, money market instruments, a combination of these securities or in securities of foreign issuers. (See page 10.)
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                             [ARROW POINTING DOWN]

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                             DEDUCTIONS FROM ASSETS
* The monthly deduction for cost of insurance and cost of any riders is deducted from a Policy's Accumulated Value.

* A daily charge at an annual rate of 0.90% is deducted from the Variable Accounts for mortality and expense risks. A daily charge at the annual rate of 0.35% is deducted from the Variable Accounts for administration and maintenance of the Policies. These charges are not deducted from Fixed Account assets. (See page 19.)

*  Investment   advisory  fees and other fund  expenses are  deducted  from  the
   Series of SBL Fund. (See page 20.)
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                  [LEFT, CENTER AND RIGHT ARROWS POINTING DOWN]

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                                 LIVING BENEFITS
* Within the first 24 months after the Policy Date, subject to certain restrictions, the policyowner may exchange the policy for a fixed benefit life policy issued and made available for exchange by Security Benefit. (See page 27.)

* The policy may be surrendered at any time for its Net Cash Surrender Value with no surrender charge. (See page 18.)

* Partial withdrawals are available on and after the first Policy Anniversary (subject to certain restrictions). The death benefit will be reduced by at least the amount of the partial withdrawal. (See page 18.)

* Up to six free transfers may be made each year among the Variable Accounts. (See page 14.)

* Accelerated payment of up to 50% of the Specified Amount (subject to a maximum benefit of the lesser of $250,000 or 50% of the Specified Amount less any policy debt) is available under certain conditions to insureds suffering from terminal illness. (See page 29.)
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                              RETIREMENT BENEFITS
* For loans outstanding during Policy Years one through ten, the net loan interest rate is 2 percent. For loans outstanding after the first ten Policy Years, the net loan interest rate is currently 0 percent. (See page 17.)

* Payments may be taken under one or more of five different payment options. (See page 28.)
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                                 DEATH BENEFITS
* Level Term Insurance Rider providing additional death benefit coverage for family members and/or business associates is available. (See page 29.)

* Available as lump sum or under the five payment methods available as retirement benefits. (See page 28.)
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PURPOSE OF THE POLICY

     The Policy offers a Policyowner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Specified Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of allocation alternatives and an opportunity for the Policy's Accumulated Value and, if elected by the Policyowner and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, a Policyowner may choose the amount and frequency of premium payments.

POLICY VALUES

     A Policyowner may allocate net premium payments among the various Variable Accounts that comprise the Separate Account and that invest in corresponding portfolios, known as "Series," of the SBL Fund. A Policyowner may also allocate net premium payments to the Fixed Account.

     Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option selected by the Policyowner, although the death benefit will never decrease below the Specified Amount provided the Policy is in force. There is no guarantee that the Policy's Accumulated Value and death benefit will increase. The Policyowner bears the investment risk on that portion of the net premiums and Accumulated Value allocated to the Separate Account.

     The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, Net Cash Surrender Value is insufficient to pay the current monthly deduction on a Monthly Payment Date and a Grace Period expires without sufficient additional premium payment or loan repayment by the Policyowner. A Policy will not lapse, however, during the first five Policy Years if the Guaranteed Death Benefit Premium is in effect, or for a period of 10 to 30 Policy Years (depending on the Age of the Insured on the Policy Date) after the first five Policy Years if the Extended Guaranteed Death Benefit Rider is in force.

THE DEATH BENEFIT

     A Policyowner may elect one of two Options to calculate the amount of death benefit payable under the Policy. Under Option A, the death benefit will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value (determined as of the date of the Insured's death) or, if greater, Accumulated Value multiplied by a death benefit percentage. Policyowners seeking to have favorable investment performance reflected in increasing Accumulated Value should choose Option A; policyowners seeking to have favorable investment performance reflected in increasing insurance coverage should choose Option B. A Policyowner may change the death benefit option subject to certain conditions. See "Death Benefit" and "Changes in Death Benefit Option," pages 14 and 15.

PREMIUM FEATURES

     Security Benefit requires a Policyowner to pay an initial premium equal to at least 1/12 of Guaranteed Death Benefit Premium for the first Policy Year. Thereafter, subject to certain limitations, a Policyowner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policyowner with the flexibility to vary premium payments to reflect varying financial conditions.

     When applying for a Policy, a Policyowner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Additional premiums may be paid monthly under the Secur-O-Matic plan where the Owner authorizes Security Benefit to withdraw premiums from the Owner's checking account each month. The minimum initial premium required must be paid before the Secur-O-Matic plan will be accepted by Security Benefit. The Policyowner may elect to have premiums paid under the Secur-O-Matic plan, pursuant to which premiums are deducted from the Owner's checking account on the 7th, 14th, 21st or 28th day of each month.

     The amount, frequency, and period of time over which a Policyowner pays premiums may affect whether or not the Policy will be classified as a Modified Endowment Contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as Modified Endowment Contracts, see "Federal Income Tax Considerations," page 21.

     Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment, unless the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect. Any premium payment must be for at least $50. Security Benefit also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

ALLOCATION OPTIONS

     The Variable Accounts invest in portfolios of a mutual fund which offers the Policyowner the opportunity to direct Security Benefit to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these

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securities, or in securities of foreign issuers. Each of the Variable Accounts invests exclusively in shares of a designated portfolio ("Series") of the SBL Fund (the "Fund"). There are eleven Series of the Fund, each of which has a different investment objective. The Variable Accounts and the corresponding Series of the Fund are: the Growth Variable Account (Series A); the Growth-Income Variable Account (Series B); the Money Market Variable Account (Series C); the Worldwide Equity Variable Account (Series D); the High Grade Income Variable Account (Series E); the Social Awareness Variable Account (Series S); the Emerging Growth Variable Account (Series J); the Global Aggressive Bond Variable Account (Series K); the Specialized Asset Allocation Variable Account (Series M); the Managed Asset Allocation Variable Account (Series N); and the Equity Income Variable Account (Series O). See "SBL Fund," page 10. Security Management Company, a subsidiary of Security Benefit is the Investment Adviser of each of the Series, subject to the direction and control of the Fund's Board of Directors. The Adviser has engaged Lexington Management Corporation to serve as Sub-Adviser of Series D and K and T. Rowe Price
Associates, Inc. to serve as Sub-Adviser of Series N and O. The Investment Manager has engaged Meridian Investment Management Corporation and Templeton/Franklin Investment Services, Inc. to provide certain analytical research services with respect to Series M.

     The Policyowner may choose to allocate net premium payments among the eleven Variable Accounts constituting the Separate Account, and to the Fixed Account.

TRANSFER OF ACCUMULATED VALUE

     The Policyowner may transfer Accumulated Value among the Variable Accounts and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, and signed and filed at Security Benefit's Home Office. See "Transfer of Accumulated Value," page 14.

POLICY LOANS

     The Policyowner may borrow from Security Benefit an amount up to 80 percent of the Policy's Accumulated Value, subject to a minimum loan of $1,000. The Policyowner may borrow an amount in excess of 80 percent of Accumulated Value on Policies issued in certain states, as required by applicable state law. The Policy will be the only security required for a loan. See "Policy Loans," page 17.

     The amount of any Policy Debt is subtracted from the death benefit or from the Accumulated Value upon surrender. See "Policy Loans," page 17. The Policy will lapse when Net Cash Surrender Value is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without a sufficient premium or repayment of Policy Debt.

FREE-LOOK RIGHT

     A Policyowner may obtain a full refund of the premium paid if the Policy is returned within 20 days after the Owner receives it or 45 days after the application for the Policy is completed, whichever is later. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account. See "Allocation of Net Premiums," page 12.

SURRENDER RIGHT

     The Owner can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less any outstanding Policy Debt.

PARTIAL  WITHDRAWAL  BENEFITS

     A Partial Withdrawal Benefit is available on and after the last day of the first Policy Year. Under this Benefit, a Policyowner may make up to four "Partial Withdrawals" of Net Cash Surrender Value each Policy Year after the first Policy Year. A Partial Withdrawal may decrease the Specified Amount on a Policy on which the Owner has elected death benefit Option A, and will decrease the death benefit if the death benefit is greater than the Specified Amount under either Option A or B. See "Partial Withdrawal Benefits," page 18.

     Among other restrictions, a Partial Withdrawal must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $1,000, plus an amount equal to the sum of the monthly deductions scheduled to be deducted from the Policy's Accumulated Value in the 36-month period immediately following a Partial Withdrawal.

CHARGES AND DEDUCTIONS

PREMIUM TAX

     A premium tax is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policyowner's Accumulated Value. The premium tax consists of the following item:

     * A state and local premium tax charge is assessed against each premium to pay applicable state and local premium taxes, currently ranging from .75 percent to 5 percent.

DEDUCTIONS FROM ACCUMULATED VALUE

     A charge called the monthly deduction is deducted from a Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

     * COST OF INSURANCE: This monthly charge compensates Security Benefit for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month.

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     * OPTIONAL INSURANCE BENEFITS CHARGES: The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

     * ADMINISTRATIVE CHARGE: Security Benefit deducts a daily administrative charge from the average daily net assets of each Variable Account. The daily administrative charge is equal to an annual rate of .35 percent in the first ten Policy Years and .25 percent thereafter. Security Benefit, however, reserves the right to charge up to an annual rate of .35 percent in all Policy Years. The administrative charge is assessed to reimburse Security Benefit for the expenses associated with administration and maintenance of the Policies.

     * MORTALITY AND EXPENSE RISK CHARGE: Security Benefit deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Security Benefit. This charge is equal to an annual rate of .90 percent of the average daily net assets of each Variable Account in the first ten Policy Years and .70 percent thereafter. Security Benefit, however, reserves the right to charge up to .90 percent in all Policy Years.

     The operating expenses of the Separate Account are paid by Security Benefit. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 19.

TAX TREATMENT OF POLICY

     The Policy is intended to produce benefits normally associated with life insurance. See "Federal Income Tax Considerations," page 21, for details.

THE FIXED ACCOUNT

     The Policyowner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in Security Benefit's General Account. Security Benefit guarantees that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4 percent. In addition, Security Benefit may in its sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 25.

CONTACTING SECURITY BENEFIT

     All written requests,  notices, and forms required by the Policies, and any
questions  or  inquiries   should  be  directed  to  Security   Benefit's   Life
Administration Department at 700 SW Harrison Street, Topeka, Kansas 66636-0001.

                     INFORMATION ABOUT SECURITY BENEFIT AND
                              THE SEPARATE ACCOUNT

SECURITY BENEFIT LIFE INSURANCE COMPANY

     Security Benefit is a mutual life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     Security Benefit offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1994, Security Benefit had over $13 billion of life insurance in force and total assets of approximately $2.5 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $4.8 billion.

     The Principal Underwriter for the Policies is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Management Company, which is wholly-owned by Security Benefit Group, Inc., a financial services holding company wholly-owned by Security Benefit.

SECURITY VARILIFE SEPARATE ACCOUNT

     The Security Varilife Separate Account ("Separate Account") is a separate investment account of Security Benefit used only to support the variable death benefits and policy values of variable life insurance policies. The assets in the Separate Account are kept separate from the General Account assets and other separate accounts of Security Benefit.

     Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains, or losses of Security Benefit. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that Security Benefit conducts. Security Benefit may transfer to its General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support Policies other than variable life insurance policies, and may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

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     The Separate Account was established on September 13, 1993, under Kansas law under the authority of the Board of Directors of Security Benefit. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

     Each Variable Account invests exclusively in shares of a designated Series of the Fund. Security Benefit may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Series of the Fund or in other securities or other investment vehicles.

SBL FUND

     The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund. The Fund currently has eleven separate portfolios ("Series"), each of which pursues different investment objectives and policies. The shares of each Series are purchased by Security Benefit for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Series are automatically reinvested in such Series at net asset value, unless Security Benefit, on behalf of the Separate Account, elects otherwise. Fund shares will be redeemed by Security Benefit at their net asset value to the extent necessary to make payments under the Policies.

     Shares of the Fund currently are offered only for purchase by separate accounts of Security Benefit to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by Security Benefit. Thus, the Fund serves as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Security Benefit. This is called "shared funding." Security Benefit currently does not foresee any disadvantages to Policyowners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts for which the Fund serves as an investment medium might at some time be in conflict. However, Security Benefit, the Fund's Board of Directors, and any other insurance companies that participate in the Fund in the future are required to monitor events in order to identify any material conflicts that arise from the use of the Fund for mixed and/or shared funding. The Fund's Board of Directors are required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Security Benefit might be required to withdraw the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.

     A summary of the investment objective of each Series of the Fund is described below. There can be no assurance that any Series will achieve its objective. More detailed information is contained in the accompanying Prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Series.

THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS
AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

     SERIES A -- Amounts allocated to the Growth Variable Account are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

     SERIES B -- Amounts allocated to the Growth-Income Variable Account are invested in Series B. Series B seeks long-term growth of capital with secondary emphasis on income, by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade (commonly known as "junk bonds").

     SERIES C -- Amounts allocated to the Money Market Variable Account are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

     SERIES D -- Amounts allocated to the Worldwide Equity Variable Account are invested in Series D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

     SERIES E -- Amounts allocated to the High Grade Income Variable Account are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.

     SERIES S -- Amounts allocated to the Social Awareness Variable Account are invested in Series S. The investment objective of Series S is to seek high total return through a combination of income and capital appreciation by investing in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities.

     SERIES J -- Amounts allocated to the Emerging Growth Variable Account are invested in Series J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities

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which  may  include  common  stocks,   preferred  stocks,  debt  securities  and
securities convertible into common stocks.

     SERIES K -- Amounts allocated to the Global Aggressive Bond Variable Account are invested in Series K. The investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly known as "junk bonds").

     SERIES M -- Amounts allocated to the Specialized Asset Allocation Variable Account are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

     SERIES N -- Amounts allocated to the Managed Asset Allocation Variable Account are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

     SERIES O -- Amounts allocated to the Equity Income Variable Account are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

THE INVESTMENT ADVISER

     Security Management Company, located at 700 SW Harrison Street, Topeka, Kansas 66636, serves as Investment Adviser to each Series of the Fund. Security Management Company is registered with the SEC as an investment adviser. Security Management Company formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objective, policies, and restrictions of each Series and is responsible for the day-to-day decisions to buy and sell securities for the Series, except Series D, K, N and
O. The Investment Adviser has engaged Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07662 to provide certain investment advisory services to Series D and K of the Fund. The Investment Adviser has engaged T. Rowe Price Associates, Inc., 100 N. Main, Baltimore, Maryland 21202 to provide certain investment advisory services to Series N and O. The Investment Adviser has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112 and Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404, to provide certain analytical research services with respect to Series M.

                                   THE POLICY

     The variable life insurance benefits provided by the Policies are funded through the Policyowner's Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

     The Policy is designed to meet the needs of individuals and for corporations who wish to provide coverage and benefits for key employees. Anyone wishing to purchase the Policy may submit an application to Security Benefit. A Policy can be issued on the life of an Insured for Ages 18 up to and including Age 85 with evidence of insurability satisfactory to Security Benefit. The Insured's Age is calculated as of the Insured's last birthday as of the Policy Date. Acceptance is subject to Security Benefit's underwriting rules, and Security Benefit reserves the right to request additional information and to reject an application.

     Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semiannual and Annual Anniversaries. If the application is accompanied by all or a portion of the initial premium and is accepted by Security Benefit, the Policy Date is usually the date the application and premium payment were received at Security Benefit's Home Office. If an application is not accompanied by all or a portion of the initial premium payment, the Policy Date is usually the date the application is accepted by Security Benefit. Security Benefit first becomes obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date Security Benefit becomes obligated. The initial premium must be received within 20 days after the Policy is issued, although Security Benefit may waive the 20-day requirement at its discretion. If the initial premium is not received or the application is rejected by Security Benefit, the Policy will be canceled and any partial premium received will be refunded.

     Subject to Security Benefit's approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

     Insured's are assigned to underwriting (risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, Security Benefit will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed
Insured,   although  other  forms  of

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underwriting may be used when deemed appropriate by Security Benefit.

PREMIUMS

     The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at the Policyowner's discretion. Security Benefit usually requires a Policyowner to pay a minimum initial premium equal to at least 1/12 of the Guaranteed Death Benefit Premium for the first Policy Year, which will be based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply, see "Cost of Insurance," page 20), rating class, and underwriting class of the Insured. Thereafter, subject to the limitations described below, a Policyowner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policyowner with the flexibility to vary premium payments to reflect varying financial conditions. Security Benefit may reduce the minimum initial premium required under certain circumstances, such as for a group or sponsored arrangements.

     When applying for a Policy, a Policyowner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Additional premiums may be paid monthly under the Secur-O-Matic plan where the Owner authorizes Security Benefit to withdraw premiums from the Owner's checking account each month on the 7th, 14th, 21st, or 28th day of each month. The minimum initial premium required must be paid before the Secur-O-Matic plan will be accepted by Security Benefit.

     The amount, frequency and period of time over which a Policyowner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. Accordingly, variations from the Planned Periodic Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

     Payment of the Planned Periodic Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment, unless the Guaranteed Death Benefit Premium provision or Extended Guaranteed Death Benefit Rider is in effect. See "Guaranteed Death Benefit Premium" below, "Lapse," page 19 and "Optional Insurance Benefits," page 29.

     Any premium payment must be for at least $50. Security Benefit also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Cost of Insurance," page 20. A premium payment would result in an immediate increase in the net amount at risk if the death benefit under a Policy is, or upon acceptance of the premium would be, equal to a Policyowner's Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 14. If satisfactory evidence of insurability is not received, the payment, or portion thereof may be returned. All or a portion of a premium payment will be rejected and returned to the Policyowner if it would exceed the maximum premium limitations prescribed by federal tax law, as determined by Security Benefit.

     A premium tax will be deducted from each premium payment. See "Charges and Deductions," page 19. The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Additional payments will first be treated as additional premium payments unless a Policyowner indicates that the payment is a repayment of Policy Debt.

GUARANTEED DEATH BENEFIT PREMIUM

     A Policyowner may determine to pay the Guaranteed Death Benefit Premium which if paid in advance on at least a monthly basis will keep the Policy in force during the first five Policy Years even if during that period Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The Guaranteed Death Benefit Premium is a Planned Periodic Premium in an amount determined by Security Benefit based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply), rating class, and underwriting class of the Insured. Security Benefit will send a reminder notice if the amount of premiums paid on a Policy, less outstanding Policy Debt and any Partial Withdrawals, is less than an amount equal to the monthly Guaranteed Death Benefit Premium times the number of Policy Months the Policy has been in force. If the required payment is not made within 61 days, measured from the date of the notice, the Guaranteed Death Benefit will no longer be in effect and may not be reinstated. A Policy Loan taken in the first five Policy Years may cause the Guaranteed Death Benefit to terminate. As a result, the Policy will not have the protection from lapse provided by the Guaranteed Death Benefit Premium during the first five Policy Years. See "Lapse," page 19 and, for a discussion of the Extended Guaranteed Death Benefit Premium Rider, see "Optional Insurance Benefits," page 29.

ALLOCATION OF NET PREMIUMS

     In the application for the Policy, the Policyowner selects the Variable Accounts or the Fixed Account to which net premium payments will be allocated. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in Series C of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). The Accumulated Value will be automatically allocated according to the Policyowner's

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instructions contained in the application the later of 20 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). Net premiums received after the Free-Look Period will be allocated upon receipt among the Variable Accounts and the Fixed Account according to the Policyowner's most recent instructions. Available allocation alternatives include the eleven Variable Accounts and the Fixed Account.

     A Policyowner may change the allocation of net premiums by submitting a proper written request to Security Benefit's Home Office. The minimum amount that may be allocated to a Variable Account or the Fixed Account is the greater of $25 or 10 percent of the net premium. Security Benefit allows allocation of only a whole percentage of net premium. Changes in net premium allocation instructions may be made by telephone if the Telephone Transfer Section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. Security Benefit reserves the right to discontinue telephone net premium allocation instructions.

DOLLAR COST AVERAGING OPTION

     Security Benefit currently offers an option under which Policyowners may dollar cost average their allocations in the Variable Accounts under the Policy by authorizing Security Benefit to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Policyowner will not have losses.

     A Dollar Cost Averaging Request form is available upon request. On the form, the Policyowner must designate whether Accumulated Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

     To elect the Dollar Cost Averaging Option, the Policy's Accumulated Value must be at least $10,000 and a Dollar Cost Averaging Request in proper form must be received by Security Benefit at its Home Office. A Policyowner may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options. After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Accumulated Value in amounts designated by the Policyowner from the Variable Account from which transfers are to be made to the Variable Account or Accounts chosen by the Policyowner. The minimum amount that may be transferred from any Variable Account is $100. After the Free-Look Period, the first transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Policyowner, of the date of receipt at Security Benefit's Home Office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until the Policy enters the Grace Period. Amounts periodically transferred under this option are not currently subject to any transfer charges that may be imposed by Security Benefit.

     A Policyowner may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account, subject to monthly deductions, unless the Policyowner instructs otherwise. If a Policyowner wishes to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to Security Benefit's Home Office and the Accumulated Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

     Accumulated Value may also be dollar cost averaged to or from the Fixed Account, provided that transfers from the Fixed Account do not violate the restrictions on transfers from the Fixed Account as described in "The Fixed Account," on page 25.

ASSET REALLOCATION OPTION

     Security Benefit currently offers an option under which Policyowners authorize Security Benefit to automatically transfer their Accumulated Value each quarter to maintain a particular percentage allocation among the Variable Accounts as selected by the Policyowner. The Accumulated Value allocated to each Variable Account will grow or decline in value at different rates during the quarter and

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Asset Reallocation automatically reallocates the Accumulated Value in the Variable Accounts each quarter to the allocation selected by the Policyowner. Asset Reallocation is intended to transfer Accumulated Value from those Variable Accounts that have increased in value to those Variable Accounts that have declined in value. Over time, this method of investing may help a Policyowner maintain an allocation of Accumulated Value at levels that the Policyowner has selected consistent with his or her personal goals and objectives. This reallocation method does not guarantee profits, nor does it assure that a Policyowner will not have losses. It is possible that Accumulated Value of an Owner who chooses this Option may, at any time, be less than the Accumulated Value that the Owner would have experienced had the Option not been selected.

     To elect the Asset Reallocation Option, the Accumulated Value in the Policy must be at least $10,000 and an Asset Reallocation Request in proper form must be received by Security Benefit at its Home Office. An Asset Reallocation
Request form is available upon request. On the form, the Policyowner must indicate the applicable Variable Accounts and the percentage of Accumulated Value to be reallocated on a quarterly basis to each Variable Account ("Asset Reallocation Program"). If the Asset Reallocation Option is elected, all Accumulated Value that is invested in the Variable Accounts must be included in the Asset Reallocation Program, and a Policyowner may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options.

     The Asset Reallocation Option will result in the transfer of Accumulated Value to one or more of the Variable Accounts on the date of Security Benefit's receipt of the Asset Reallocation Request in proper form and on each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Accumulation Unit Value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges that may be imposed by Security Benefit.

     A Policyowner may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. In that event, the Accumulated Value in the Variable Accounts that has not been transferred will remain in those Variable Accounts, subject to monthly deductions, regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to Security Benefit's Home Office and the Accumulated Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time.

     Accumulated Value invested in the Fixed Account may be included in the Asset Reallocation Program, provided that transfers from the Fixed Account do not violate the restrictions on transfers from the Fixed Account as described in "The Fixed Account" on page 25.

TRANSFER OF ACCUMULATED VALUE

     Accumulated Value may be transferred after the Free-Look Period among the Variable Accounts by the Policyowner upon proper written request to Security Benefit's Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging or Asset Reallocation Options) may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed and signed and filed at Security Benefit's Home Office. The minimum amount that may be transferred is $500, except that this minimum amount does not apply to transfers under the Dollar Cost Averaging and Asset Reallocation Options. Currently, there are no limitations on the number of transfers between Variable Accounts, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging and Asset Reallocation Options). However, no transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Lapse," page 19. No charges are currently imposed upon such transfers; however, Security Benefit reserves the right to allow six free transfers in any Policy Year and to charge $25 for each additional transfer. Security Benefit further reserves the right at a future date to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

     Accumulated Value may also be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account; however, transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account," page 25.

DEATH BENEFIT

     When the Policy is issued, Security Benefit will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Specified Amount." The minimum Specified Amount at issuance of a Policy is $100,000. Security Benefit may reduce the minimum Specified Amount required at issuance under certain circumstances, such as for group or sponsored arrangements.

     For so long as the Policy remains in force, Security Benefit will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by Rider, reduced by any outstanding Policy Debt (and, if in the Grace Period, any overdue charges).

     Each Policyowner may select one of two death benefit options: Option A or Option B. Generally, an applicant designates the death benefit option in the application. If no

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option is designated, Option A will be assumed by Security Benefit to have been selected. Subject to certain restrictions, the Policyowner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount of the Policy.

     OPTION A. Under Option A, the death benefit will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. The death benefit percentage is 250 percent for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix to this Prospectus and in the Policy. Policyowners who are seeking to have favorable investment performance reflected in increasing Accumulated Value, and not in increasing insurance coverage, should choose Option A.

     OPTION B. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Accumulated Value varies. Therefore, Policyowners who seek to have favorable investment performance reflected in increased insurance coverage should choose Option B.

     EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies -- Policies I, II, and III -- with the same Specified Amount, but Accumulated Values that vary as shown, and which assume an Insured is Age 40 at the time of death and that there is no outstanding Policy Debt.

                                  POLICY I      POLICY II      POLICY III
                                  --------      ---------      ----------
Specified Amount                  $100,000      $100,000        $100,000
Accumulated Value
     on Date of Death             $ 25,000      $ 50,000        $ 75,000
Death Benefit Percentage              250%          250%            250%
Death Benefit Under Option A      $100,000      $125,000        $187,500
Death Benefit Under Option B      $125,000      $150,000        $187,500

     Under Option A, the death benefit for Policy I is equal to $100,000, since the death benefit is the greater of the Specified Amount ($100,000) or the Accumulated Value at the date of death multiplied by the death benefit percentage ($25,000 x 250% = $62,500). In contrast, for both Policies II and III under Option A, the Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000 for Policy II; $75,000 x 250% = $187,500 for Policy
III) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Specified Amount plus Accumulated Value ($100,000 + $25,000 = $125,000) or the Accumulated Value multiplied by the death benefit percentage ($25,000 x 250% = $62,500).
Similarly,  in Policy II, Specified  Amount plus  Accumulated  Value ($100,000 +
$50,000 = $150,000) is greater than Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000). In contrast, in Policy III, the Accumulated Value multiplied by the death benefit percentage ($75,000 x 250% = $187,500) is greater than the Specified Amount plus Accumulated Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

     All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

CHANGES IN DEATH BENEFIT OPTION

     A Policyowner may request that the death benefit option under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year, and requests should be made in writing to Security Benefit's Home Office. A change from Option B to Option A may be made without evidence of insurability; a change from Option A to Option B will require evidence of insurability satisfactory to Security Benefit. The effective date of any such change shall be the Monthly Payment Date on or next following Security Benefit's acceptance of the request.

     A change in the death benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit from that point on since Accumulated Value will then be added to the new Specified Amount, and the death benefit will then vary with Accumulated Value. This change will not be permitted if it would result in a Specified Amount of less than $100,000 although Security Benefit reserves the right to waive this minimum under certain circumstances, such as for group or sponsored arrangements. No charge is currently made on a change from Option A to Option B.

     A change in the death benefit option from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the

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determination of the death benefit from that point on since the Accumulated Value will no longer be added to the Specified Amount in determining the death benefit. From that point on, the death benefit will equal the new Specified
Amount (or, if higher, the Accumulated Value times the applicable specified percentage). No charge is currently made on a change from Option B to Option A.

     A change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. See "Cost of Insurance," page 20. Assuming that the Policy's death benefit would not be equal to Accumulated Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the net amount at risk, and therefore decrease the cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGES IN SPECIFIED AMOUNT

     A Policyowner may request an increase or decrease in the Specified Amount under a Policy after the first Policy Year subject to approval from Security Benefit. A change in Specified Amount may only be made once per Policy Year. Increasing the Specified Amount could increase the death benefit under a Policy, and decreasing the Specified Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by the Policyowner and the degree to which the death benefit  under a Policy  exceeds  the  Specified  Amount  prior  to the  change.
Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase a Policyowner's cost of insurance charge. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease a Policyowner's cost of insurance charge. An increase in Specified Amount made while the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect will increase the respective premium requirements for these benefits.

     Any request for an increase or decrease in Specified Amount must be made by written application to Security Benefit's Home Office. It will become effective on the Monthly Payment Date on or next following Security Benefit's acceptance of the request. If the Policyowner is not the Insured, Security Benefit will also require the consent of the Insured before accepting a request.

     INCREASES. Additional evidence of insurability satisfactory to Security Benefit will be required for an increase in Specified Amount. No charge is currently made in connection with an increase in Specified Amount.

     DECREASES. Any decrease in Specified Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below $100,000, although Security Benefit reserves the right to waive the minimum Specified Amount under certain circumstances, such as for group or sponsored arrangements. No charge is currently made in connection with a decrease. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, Security Benefit will refund the Policyowner the amount of such excess above the premium limitations, as determined by Security Benefit.

     Security Benefit reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Policyowner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

POLICY VALUES

     ACCUMULATED VALUE. The Accumulated Value is the sum of the amounts under the Policy held in each Variable Account of the Separate Account and the Fixed Account, as well as the amount set aside in Security Benefit's Loan Account to secure any Policy Debt.

     On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account and deduction of the administrative and mortality and expense risk charges from that Variable Account. On each Monthly Payment Date, the portion of the Accumulated Value allocated to a particular Variable Account also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value," below. No minimum amount of Accumulated Value is guaranteed. A Policyowner bears the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

     NET CASH SURRENDER VALUE. The Net Cash Surrender Value of the Policy equals the Accumulated Value less any outstanding Policy Debt. The Owner can surrender a Policy at any time while the Insured is living and receive its Net Cash Surrender Value. See "Surrender," page 18.

DETERMINATION OF ACCUMULATED VALUE

     Although the death benefit under a Policy can never be less than the Policy's Specified Amount, the Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable

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Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Partial Withdrawals, and the charges assessed in connection with the Policy. There is no guaranteed minimum Accumulated Value and the Policyowner bears the entire investment risk relating to the investment performance of Accumulated Value allocated to the Variable Accounts.

     The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Series of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Series and any dividends or distributions declared by a Series. Any dividends or distributions from any Series of the Fund will be automatically reinvested in shares of the same Series, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

     Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When a Policyowner allocates net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Partial Withdrawals, transfers, and assessment of charges against the Policy affect the number of accumulation units credited to a Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transactions by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value.

     The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Series of the Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by Security Benefit for income taxes attributable to the operation of the Variable Account, (4) the mortality and expense risk charge deducted from the average daily net assets of the Variable Account and (5) the administrative charge deducted from the average daily net assets of the Variable Account.

POLICY LOANS

     The Policyowner may borrow money from Security Benefit using the Policy as the only security for the loan by submitting a proper written request to Security Benefit's Home Office. A loan may be taken any time a Policy is in force. The minimum loan that can be taken at any time is $1,000. The maximum amount that can be borrowed at any time is 80 percent of Accumulated Value. The Policyowner may borrow an amount in excess of 80 percent of Accumulated Value, and the minimum loan amount may be less, on Policies issued in certain states as required by applicable state law.

     When a Policyowner takes a loan, an amount equal to the loan is transferred out of the Policyowner's Accumulated Value in the Variable Accounts and the Fixed Account into the Loan Account to secure the loan. Unless otherwise requested by the Policyowner, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Net Cash Surrender Value.

     For Policy Debt outstanding in the first ten Policy Years, the Policy loan interest rate is 8.0 percent per year and for Policy Debt outstanding thereafter, is currently 6.0 percent per year (Security Benefit reserves the right to charge up to 6.50 percent per year), which is equivalent to an annual effective rate of 8.0 percent and 6.0 percent, respectively. Security Benefit will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 6.0 percent.

     The Owner may repay all or part of the loan at any time while the Policy is in force. Interest on a loan is accrued daily, and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

     Upon receipt of any loan repayment, an amount equal to the repayment will be transferred from the Loan Account into the Variable Accounts and Fixed Account in accordance with the most recent premium allocation instructions unless otherwise requested. In addition, any interest earned on the loan balance held in the Loan Account will be transferred on each Policy Anniversary to each of the Variable Accounts and Fixed Account in accordance with the Policyowner's most recent premium allocation instructions.

     While the amount to secure the loan is held in the Loan Account, the Policyowner forgoes the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit paid upon the death of the Insured, the Accumulated Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

     A loan may affect the length of time the Policy remains in force. The Policy will lapse when Net Cash Surrender Value is insufficient to cover the monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when a loan is outstanding,

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because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep the Policy in force. See "Lapse," page 19.

     A loan will not be treated as a distribution from the Policy, and will not result in taxable income to the Policyowner unless the Policy is a Modified Endowment Contract, in which case a loan will be treated as a distribution that may give rise to taxable income.

     For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 21.

BENEFITS AT MATURITY

     If the Insured is living on the Policy Anniversary next following the Insured's Age 95, Security Benefit will pay to the Policyowner, as an endowment benefit, the Net Cash Surrender Value. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 27.

SURRENDER

     A Policyowner may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Net Cash Surrender Value, which is equal to its Accumulated Value less any outstanding Policy Debt.

     A Policyowner may surrender a Policy by sending a written request together with the Policy to Security Benefit's Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. At various times, requests may be made to surrender a policy for which good payment has not yet been received. Accordingly, payment of surrender proceeds may be delayed until such time as good payment has been collected, which may take up to 15 days. A Policyowner may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 28. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 21.

PARTIAL WITHDRAWAL BENEFITS

     Security Benefit offers a partial surrender benefit by which the Policyowner can obtain a portion of the Net Cash Surrender Value: the Partial Withdrawal Benefit. The Partial Withdrawal Benefit is available on and after the last day of the first Policy Year. Under this Benefit, a Policyowner may make up to four "Partial Withdrawals" of Net Cash Surrender Value each Policy Year after the first Policy Year.

     A Partial Withdrawal must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $1,000, plus an amount equal to the sum of the monthly deductions scheduled to be deducted from the Policy's Accumulated Value in the 36-month period immediately following a Partial Withdrawal. In addition, the amount of a Partial Withdrawal is further limited on Policies on which the Owner has chosen death benefit Option A so that the withdrawal will not cause the Specified Amount to be less than $100,000, although Security Benefit reserves the right to waive the minimum Specified Amount under certain circumstances, such as for group or sponsored arrangements.

     The Policyowner may make a Partial Withdrawal by submitting a proper written request to Security Benefit's Home Office. At various times, requests may be made to withdraw Accumulated Value for which good payment has not yet been received. Accordingly, payment of a Partial Withdrawal may be delayed until such time as good payment has been collected, which may take up to 15 days. As of the effective date of any withdrawal, the Policyowner's Accumulated Value and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to the Policyowner's Value in the Variable Accounts and the Fixed Account unless otherwise requested by the Policyowner. If the Insured dies after the request for a withdrawal is sent to Security Benefit and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal. No fee is currently charged for a Partial Withdrawal.

     When a Partial Withdrawal is made on a Policy on which the Owner has selected death benefit Option A, the Specified Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Specified Amount of a Policy on which the Owner has selected death benefit Option B. However, assuming that the death benefit is not equal to Accumulated Value times a death benefit percentage, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is based upon the Accumulated Value times the death benefit percentage applicable to the Insured, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit," page 14.

     For information on the tax treatment of Partial Withdrawals, see "Federal Income Tax Considerations," page 21.

RIGHT TO EXAMINE A POLICY -- FREE-LOOK RIGHT

     The Policyowner has a Free-Look Right, under which the Policy may be returned within 20 days after the Policyowner receives it, or within 45 days after the Owner completes the application for insurance, whichever is later. To exercise the Free-Look Right, the Policy can be mailed or delivered to Security Benefit or its agent. The returned Policy will be treated as if Security Benefit never issued it, and Security Benefit will promptly refund the full amount of the

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premium paid. If the Owner has taken a loan during a Free-Look Period, the Policy Debt will be deducted from the amount refunded. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in Series C of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums," page 12.

LAPSE

     The Policy will lapse only when the Net Cash Surrender Value is insufficient to cover the current monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and a Grace Period expires without the Policyowner making a sufficient payment. If Net Cash Surrender Value is insufficient to cover the current monthly deduction on a Monthly Payment Date, the Owner must pay during the Grace Period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of the Policy. Security Benefit will not accept any payment if it would cause the Policyowner's total premium payments to exceed the maximum permissible premium for the Policy's Specified Amount under the Internal Revenue Code. This is unlikely to occur unless the Policyowner has outstanding Policy Debt, in which case he or she could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, the Policyowner may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Specified Amount, the Policyowner may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

     If Net Cash Surrender Value is insufficient to cover the monthly deduction on a Monthly Payment Date, Security Benefit will deduct the amount that is available. Security Benefit will notify the Policyowner (and any assignee of record) of the payment required to keep the Policy in force. The Policyowner will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid will be allocated among the Variable Accounts of the Separate Account and the Fixed Account in accordance with the Policyowner's current premium allocation instructions. Any monthly deduction due will be charged to the Variable Accounts and the Fixed Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and any Policy Debt, unless the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect, in which case, the death benefit will not be reduced by any unpaid monthly deductions.

REINSTATEMENT

     Security Benefit will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within three years after the end of the Grace Period, but before the Maturity Date provided Security Benefit receives the following: (1) a written application from the Policyowner; (2) evidence of insurability satisfactory to Security Benefit; and
(3) payment of all monthly deductions that were due and unpaid during the Grace Period, and payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement.

     When the Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of the lapse subject to the following: If the Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If the Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in Security Benefit's Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by Security Benefit, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Variable Accounts and the Fixed Account in accordance with the Policyowner's most recent premium allocation instructions.

                             CHARGES AND DEDUCTIONS

PREMIUM TAX

     A premium tax is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policyowner's Accumulated Value. The premium tax consists of the following item:

     STATE AND LOCAL PREMIUM TAX CHARGE. A charge is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. Premium tax rates currently range from .75 percent to 5 percent, but are subject to change by a governmental entity.

DEDUCTIONS FROM ACCUMULATED VALUE

     A charge called the monthly deduction is deducted from a Policy's Accumulated Value in the Variable Accounts and Fixed Account beginning on the Monthly Payment Date on or next following the date Security Benefit first becomes obligated under the Policy, and on each Monthly Payment Date thereafter. The monthly deduction consists of the following items:

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     COST OF INSURANCE. This monthly charge compensates Security Benefit for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

     The Policy  contains  guaranteed  cost of  insurance  rates that may not be increased. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age, rating class (determined by tobacco use), and underwriting class of the Insured. They are also based on the gender of the Insured, except that unisex rates are used where appropriate under applicable law, including in the State of Montana and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. As of the date of this Prospectus, Security Benefit charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and Security Benefit may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Age, gender, rating class, and underwriting class of the Insured. In addition, they also vary with the size of the Specified Amount, and the policy duration. Policies with Specified Amounts in excess of $250,000 receive more favorable rates than Policies with smaller Specified Amounts. The cost of insurance rate generally increases with the Age of the Insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Accumulated Value will first be applied to the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount divided by 1.0032737, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals Accumulated Value multiplied by the applicable death benefit percentage, any increase in Accumulated Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a subsequent decrease in Specified Amount).

     OPTIONAL INSURANCE BENEFITS CHARGES. The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider. See "Optional Insurance Benefits," page 29.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

     ADMINISTRATIVE CHARGE. Security Benefit deducts a daily administrative charge from the average daily net assets of each Variable Account. The daily administrative charge is equal to an annual rate of .35 percent in the first ten Policy Years and .25 percent thereafter. Security Benefit, however, reserves the right to charge up to an annual rate of .35 percent in all Policy Years. The administrative charge is assessed to reimburse Security Benefit for the expenses associated with administration and maintenance of the Policies. Security Benefit does not expect to profit from this charge.

     MORTALITY AND EXPENSE RISK CHARGE. Security Benefit deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Security Benefit. This charge is equal to an annual rate of .90 percent of the average daily net assets of each Variable Account in the first ten Policy Years and .70 percent thereafter. Security Benefit, however, reserves the right to charge up to .90 percent in all Policy Years.

     The mortality and expense risk charge is assessed to compensate Security Benefit for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. Security Benefit will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including promotional expenses.

OTHER CHARGES

     Security Benefit may charge the Variable Accounts for federal income taxes incurred by Security Benefit that are attributable to the Separate Account and its Variable Accounts. No such charge is currently assessed. See "Charge for Security Benefit Income Taxes," page 23.

     Security Benefit will bear the operating expenses of the Separate Account.

     Each Variable Account purchases shares of the corresponding Series of the underlying Fund. Each Series incurs certain charges including the investment advisory fee and certain operating expenses. The Fund is a corporation that is governed by its Board of Directors. The Fund's advisory fees and its expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are more fully described in the prospectus of the Fund.

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GUARANTEE OF CERTAIN CHARGES

     Security Benefit guarantees that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge, and the guaranteed cost of insurance rates.

                                OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon Security Benefit's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws, and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy, and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws, or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

     While  Security  Benefit  believes  that the  Policy  meets  the  statutory definition of life insurance, and hence will receive federal income tax treatment consistent with that of fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of the Guaranteed Death Benefit Premium and Extended Guaranteed Death Benefit Rider). Security Benefit reserves the right to make changes to the Policy if changes are deemed appropriate by Security Benefit to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts. The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and the owner generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof, maturity of the Policy, or Partial Withdrawal. In addition, certain Policy loans may be taxable in the case of Policies that are Modified Endowment Contracts. Prospective Policyowners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC
Section 59A.

     DIVERSIFICATION  REQUIREMENTS.  To comply with  regulations  under  Section
817(h) of the IRC, each Series of the Fund is required to diversify its investments. Generally, a Series is required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55 percent of the value of its assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer, and any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     Security Benefit does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Security Benefit therefore reserves the right to modify the Policy, as deemed appropriate by Security Benefit, to attempt to

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prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Series` investment objective or investment policies.

     TAX TREATMENT OF POLICIES. The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as Modified Endowment Contracts. With the enactment of this legislation, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as Modified Endowment Contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as Modified Endowment Contracts is somewhat different, as described below.

     A life insurance contract becomes a "Modified Endowment Contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "Modified Endowment" treatment would be $1,000 in the first year, $2,000 through the first two years, and $3,000 through the first three years, etc. Under this test, a Policy may or may not be a Modified Endowment Contract, depending on the amount of premium paid during each of the Policy's first seven contract years. Changes in death benefits under, or in other terms of, a Policy may require "retesting" of a Policy to determine if it is to be classified as a Modified Endowment Contract.

     CONVENTIONAL LIFE INSURANCE POLICIES. If a Policy is not a Modified Endowment Contract, upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Partial Withdrawals. Under Section 7702 of the IRC, if a Partial Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policyowner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policyowner to the extent that it exceeds the cost basis under a Policy. It is believed that the Guaranteed Death Benefit Premium and Extended Guaranteed Death Benefit Rider features of the Policy should not result in a deemed distribution under the Policy, but, to date, the IRS has not issued guidance regarding the tax treatment of features similar to these features; accordingly, the law on this point cannot be regarded as fully settled. If a Rider providing level term insurance for a business associate is added to a Policy, the Policyowner may be deemed to receive distributions under the Policy equal to the cost of the level term insurance deducted from Accumulated Value, which may give rise to taxable income.

     Security Benefit also believes that loans received under Policies that are not Modified Endowment Contracts will be treated as indebtedness of the owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity of the Policy. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a Modified Endowment Contract may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policyowner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policyowners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

     MODIFIED ENDOWMENT CONTRACTS. Pre-death distributions from Modified Endowment Contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policyowner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Withdrawals and Policy loans, the Policyowner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as Modified Endowment Contracts are purchased from any one insurance company, including Security Benefit, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distribution allocable to income on the policies and the portion allocable to investment in the policies.

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     Amounts received under a Modified Endowment Contract that are included in gross income are subject to an additional tax equal to 10 percent of the amount included in gross income, unless an exception applies. The 10 percent additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or
(iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If a Policy was not originally a Modified Endowment Contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a Modified Endowment Contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a Modified Endowment Contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policyowner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policyowners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

     REASONABLENESS REQUIREMENT FOR CHARGES. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon
(i) mortality charges that meet the reasonable mortality charge requirements set forth in the IRC and (ii) other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality and other charges. The area of the law relating to reasonableness standards for mortality and other charges is currently based on statutory language and IRS pronouncements which do not explicitly address all relevant issues. Accordingly, while Security Benefit believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current standards, it cannot offer complete assurance since the law in this area is not fully developed. It is possible that future regulations will contain standards that would require Security Benefit to modify its mortality and other charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and Security Benefit reserves the right to make any such modifications.

     ACCELERATED BENEFIT FOR TERMINAL ILLNESS. An Accelerated Benefit for Terminal Illness Rider (the "Accelerated Benefit Rider") is available in connection with the Policy. Benefits under the Accelerated Benefit Rider may be taxable. In addition, there may be a question as to whether a life insurance policy that has an accelerated living benefits rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. The IRS has issued proposed regulations, and legislation has been introduced, providing
(i) that accelerated living benefits which meet certain requirements can be received without incurring a federal income tax and (ii) for the treatment of accelerated living benefits riders under the definitional requirements of a life insurance contract. The precise rules which will be incorporated in any final regulations or legislation are not known. Security Benefit reserves the right to (but is not obligated to) modify the Accelerated Benefit Rider to conform with the rules under any final regulations or legislation. Policyowners considering adding an Accelerated Benefit Rider or exercising rights under that rider should first consult a qualified tax advisor.

     OTHER. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each owner or Beneficiary.

     For  complete   information  on  federal,   state,   local  and  other  tax
considerations, a qualified tax adviser should be consulted.

SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR SECURITY BENEFIT INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. Security Benefit will review the question of a charge to the Separate Account for Security Benefit's federal income taxes periodically. A charge may be made for any federal income taxes incurred by Security Benefit that are attributable to the Separate Account. This might become necessary if the tax treatment of Security Benefit is ultimately determined to be other than what Security Benefit currently

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believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in Security Benefit's tax status.

     Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

     In accordance with its view of present applicable law, Security Benefit will exercise voting rights attributable to the shares of each Series of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940. Security Benefit will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

     The person having the voting interest under a Policy is the Policyowner. Unless otherwise required by applicable law, the number of votes as to which a Policyowner will have the right to instruct will be determined by dividing a Policyowner's Accumulated Value in a Variable Account by the net asset value per share of the corresponding Series of the Fund. Fractional votes will be counted. The number of votes as to which a Policyowner will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policyowners. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Policyowner's Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account. Security Benefit will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to Policyowners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account and generally will exercise voting rights attributable to shares of Series of the Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of Series of the Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

     Security Benefit may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Series or to approve or disapprove an investment advisory contract. In addition, Security Benefit itself may disregard voting instructions of changes initiated by Policyowners in the investment policy or the investment adviser (or portfolio manager) of a Series, provided that Security Benefit's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Series' objectives and purpose, and considering the effect the change would have on Security Benefit. In the event Security Benefit does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policyowners.

REPORT TO OWNERS

     A statement will be sent at least annually to each Policyowner, setting forth a summary of the transactions which occurred during the year and indicating the death benefit, Specified Amount, Accumulated Value, Net Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each Policyowner will also receive an annual and a semiannual report containing financial statements for the Fund, which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities law.

SUBSTITUTION OF INVESTMENTS

     Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Series of the Fund should no longer be available for investment, or if, in the judgment of Security Benefit's management, further investment in shares of any or all Series of the Fund should become inappropriate in view of the purposes of the Policies, Security Benefit may substitute shares of another Series of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

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     Where required, Security Benefit will not substitute any shares attributable to a Policyowner's interest in a Variable Account or the Separate Account without notice, Policyowner approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

     Security Benefit also reserves the right to establish additional Variable Accounts of the Separate Account, each of which would invest in a new Series of the Fund, or in shares of another investment company, a series thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in the sole discretion of Security Benefit, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policyowners on a basis to be determined by Security Benefit. Security Benefit may also eliminate one or more Variable Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Security Benefit to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

     Security  Benefit  reserves the right to make any change without consent of
Policyowners to the provisions of the Policy to comply with, or give Policyowners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to, requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

                             PERFORMANCE INFORMATION

     Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policyowner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in Policyowner's death benefit. Performance quotations may be expressed as a change in a Policyowner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policyowner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Variable Account if less than one, five, or ten years. Performance information based upon a hypothetical Policy may also be quoted for periods beginning prior to the availability of the Policies based upon performance of the Fund and the charges under the Policy. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium tax, the cost of insurance, the administrative charge, and the mortality and expense risk charge. Performance information for the Fund may be simultaneously shown.

     Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policyowners to, among other things: (i) other variable life separate accounts or investment, savings, or insurance products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain Security Benefit's rating or a rating of Security Benefit's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations, and may show the effects of tax-deferred compounding on a Policyowner's rate of return, on Accumulated Value or returns in general, and may include a comparison at various points in time of the return on the Policy or tax-deferred returns in general with the return on a taxable basis.

     Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Fund in which the Variable Account invests, and the market condition during the given period of time, and should not be considered as representative of what may be achieved in the future.

                                THE FIXED ACCOUNT

     Policyowners may allocate all or a portion of their net premium payments and transfer Accumulated Value to the Fixed Account of Security Benefit. Amounts allocated to the Fixed Account become part of the "General Account" of Security Benefit, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been

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registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

     Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit, other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over the investment of the assets of its General Account.

     The Policyowner may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. The Policyowner may also transfer Accumulated Value from the Variable Accounts of the Separate Account to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. Security Benefit guarantees that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of .32737 percent per month, compounded monthly, for a minimum effective annual rate of 4 percent. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its sole discretion pay interest at a rate ("Current Rate") that exceeds 4 percent. (The portion of a Policyowner's Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of .48676 percent per month, compounded monthly, for an effective annual rate of 6 percent.)

     Accumulated Value that is allocated or transferred to the Fixed Account during one month may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another month. Therefore, at any given time, various portions of a Policyowner's Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the month during which such portions were originally allocated or transferred to the Fixed Account. Security Benefit bears the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

     The death benefit under the Policy will be determined in the same fashion for a Policyowner who has Accumulated Value in the Fixed Account as for a Policyowner who has Accumulated Value in the Variable Accounts. The death benefit under Option A will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value or, if greater, Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 14.

POLICY CHARGES

     The mortality and expense risk and administrative charges are not assessed against Accumulated Value allocated to the Fixed Account. Other policy charges will be the same for Policyowners who allocate net premiums or transfer
Accumulated Value to the Fixed Account as for Policyowners who allocate net premiums to the Variable Accounts. These charges consist of the premium tax, consisting of the state and local premium tax charge, and the deductions from Accumulated Value, including the charges for the cost of insurance, and the charge for any optional insurance benefits added by rider. Any amounts that Security Benefit pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the operating expenses of the Variable Accounts, as well as the investment advisory fee charged by the Fund, will not be paid directly or indirectly by Policyowners to the extent the Accumulated Value is allocated to the Fixed Account; however, such Policyowners will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

     Amounts may be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. The Policyowner may transfer from the Fixed Account to the Variable Accounts in any Policy Year not more than the greater of one third of the Accumulated Value in the Fixed Account at the time of the transfer, $5,000 or 120 percent of the Accumulated Value transferred from the Fixed Account during the previous Policy Year. Accumulated Value in the Fixed Account may be transferred pursuant to the Dollar Cost Averaging or Asset Reallocation Options subject to this limitation. The minimum amount that may be transferred is $500, except that this minimum does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options. Currently, there is no charge imposed upon transfers; however, Security Benefit reserves the right to assess a charge of $25 per transfer in the future to the extent transfers exceed six in any Policy Year and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer.

     The Policyowner may also make full surrenders and Partial Withdrawals to the same extent as a Policyowner who has invested in the Variable Accounts. See "Surrender" and "Partial Withdrawal Benefits," page 18. Policyowners allocating Accumulated Value in the Fixed Account may

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borrow up to 80 percent of Net Cash Surrender  Value.  See "Policy  Loans," page
17. Transfers, surrenders, and withdrawals payable from the Fixed Account, and Policy loans made from Contract Value allocated to the Fixed Account, may be delayed for up to six months.

                              MORE ABOUT THE POLICY

OWNERSHIP

     The Policyowner is the individual named as such in the application or in any later change shown in Security Benefit's records. While the Insured is living, the Policyowner alone has the right to receive all benefits and exercise all rights that the Policy grants or Security Benefit allows.

     JOINT OWNERS. If more than one person is named as Policyowner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. The Policyowner may change the Beneficiary at any time during the life of the Insured by written request, which must be received by Security Benefit at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. The Policyowner may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policyowner or the Policyowner's estate is the Beneficiary.

     Security Benefit will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED

     After the first Policy Year and subject to approval from Security Benefit, the Policyowner may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to Security Benefit, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age, gender, risk class and underwriting class.

     Security Benefit reserves the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons,
(1) if compliance with the guideline premium limitations under tax law resulting from the exchange of Insured would result in the immediate termination of the Policy, or (2) if, to effect the requested exchange of Insured, payments to the Policyowner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

     A fee of $100 will be charged to cover the costs of processing the exchange of Insured. This amount will not be credited to or deducted from Accumulated Value, but must be paid directly to Security Benefit by the Policyowner before the request for an exchange of Insured will be processed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

     During the first 24 months following the Policy Date, if the Policy has not lapsed, the Policyowner may exchange the Policy for a fixed-benefit life insurance policy issued and made available for exchange by Security Benefit. The exchange will be made without evidence of insurability, and the new policy will have the same Specified Amount, Policy Date, Age, rating class and underwriting class for the Insured as the exchanged Policy.

     An exchange will be effective on the Monthly Payment Date following Security Benefit's receipt of written notice of the Policyowner's request to exchange in proper form and payment of any fee. Security Benefit reserves the right to charge a fee of up to $200 to effect an exchange. This fee will not be deducted from Accumulated Value, but must be paid directly to Security Benefit. Any outstanding Policy Debt must be repaid on or before the effective date of the exchange.

THE CONTRACT

     This Policy is a contract between the Owner and Security Benefit. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, and endorsements, all Riders, and all additional Policy information sections (Specifications Pages) added to the Policy.

PAYMENTS

     Security Benefit will pay death benefit proceeds, Net Cash Surrender Value on surrender, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after Security Benefit receives all the information needed to process a payment.

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     However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

     * The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     * An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

     * The SEC by order permits postponement for the protection of Policyowners.

ASSIGNMENT

The Policyowner may assign a Policy as collateral security for a loan or other obligation. No assignment will bind Security Benefit unless the original, or a copy, is received at Security Benefit's Home Office, and will be effective only when recorded by Security Benefit. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policyowner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. Security Benefit will rely solely on the assignee's statement as to the amount of the assignee's interest. Security Benefit will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policyowner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a Modified Endowment Contract may generate taxable income. (See "Federal Income Tax Considerations," page 21.)

ERRORS ON THE APPLICATION

     If the Age or gender of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and gender, or the death benefit derived by multiplying Accumulated Value by the death benefit percentage for the correct Age and gender. If the Insured's Age, or gender is misstated in the application, the Accumulated Value will be modified by recalculating all prior cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Cost of Insurance," page 20.

INCONTESTABILITY

     Security Benefit may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the initial Specified Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the date the Policy was issued; if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Specified Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE

     If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, Security Benefit will limit the death benefit proceeds to the premium payments less any withdrawal amounts and less any Policy Debt. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, the death benefit proceeds will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any increases in Debt, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Specified Amount, Security Benefit will refund the cost of insurance charges made with respect to such increase.

PARTICIPATING

     The Policy is participating and will share in the surplus earnings of Security Benefit. However, the current dividend scale is zero, and Security Benefit does not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

     Upon request, Security Benefit will send the Policyowner an illustration of future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, Security Benefit reserves the right to charge a fee for requests for illustrations in excess of one per Policy year.

PAYMENT PLAN

     Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for a period not to exceed 20 years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by Security Benefit from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that Security Benefit makes available at that time.

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OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, a Policyowner may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are described briefly below. The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value. See "Charges and Deductions," page 19. The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable Rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from Security Benefit upon written request. Certain Riders are not available in all states. For information relating to the federal income tax aspects of purchasing a Policy Rider, see "Federal Income Tax Considerations," page 21.

     WAIVER OF MONTHLY DEDUCTION RIDER. This Rider provides for the waiver of the monthly deduction in the event the Insured is disabled for a period of six months or longer prior to age 65.

     ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS. This Rider provides for payment of up to the lesser of (i) 50 percent of the Specified Amount less any Policy Debt or (ii) $250,000, upon receipt of satisfactory proof of terminal illness. Such terminal illness must first be diagnosed while the Policy is in force. The payment amount requested will be reduced by an actuarial discount which compensates Security Benefit for interest not earned as a result of early payment of a portion of the death benefit under the Policy. Premium payments made after the payment of the Accelerated Benefit must be allocated to the Fixed Account. Accelerated Benefit payments will not be made for less than $25,000 and, for any one Insured, will not be made for more than $500,000 under all policies issued by Security Benefit. Security Benefit may charge a fee of up to $200 to cover the costs of administration at the time of payment of an Accelerated Benefit.

     LEVEL TERM INSURANCE RIDER. This Rider provides level term insurance for a family member and may not be issued on the Insured. The maximum amount of insurance that may be provided under the Rider is an amount equal to the Specified Amount under the Policy. Up to five Level Term Insurance Riders may be added to a Policy.

     EXTENDED GUARANTEED DEATH BENEFIT RIDER. A Policyowner may elect to extend the Guaranteed Death Benefit beyond the first five Policy Years by adding this Rider to the Policy at the time of application. This Rider provides an Extended Guaranteed Death Benefit Premium which, if paid in advance on at least a monthly basis, will keep the Policy in force beyond the first five Policy Years even if Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The length of the Extended Guaranteed Death Benefit period is 10 to 30 Policy Years (depending on the Age of the Insured on the Policy
Date). The amount of the Extended Guaranteed Death Benefit Premium is determined by Security Benefit based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply), rating class, and underwriting class of the Insured. Security Benefit will send a reminder notice if the amount of premiums paid on a Policy to which this Rider has been added, less outstanding Policy Debt and any Partial Withdrawals, is less than an amount equal to the monthly Extended Guaranteed Death Benefit Premium times the number of Policy Months the Policy has been in force. If the required payment is not made within 61 days, measured from the date of the notice, the Extended Guaranteed Death Benefit will no longer be in effect and may not be reinstated. A Policy Loan taken while the Extended Guaranteed Death Benefit Rider is in effect may cause this benefit to terminate. As a result, the Policy will not have the protection from lapse provided by the Extended Guaranteed Death Benefit Rider. The Extended Guaranteed Death Benefit Premium is not applied to purchase the Rider, but is applied to the Policy and may be the same as the Planned Periodic Premium.

DISTRIBUTION OF THE POLICY

     Security Distributors, Inc. ("SDI") is principal underwriter (distributor) of the Policies. SDI is registered as a broker/ dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). SDI acts as principal underwriter under a Distribution Agreement with Security Benefit.

     Security Benefit and SDI have Sales Agreements with various broker/dealers under which the Policy will be sold by registered representatives of the broker/dealers. The registered representatives are required to be authorized under applicable state regulations to sell Variable Life Insurance. The broker/dealers are required to be registered with the SEC and members of the NASD. The compensation payable to a broker/dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 2 percent of premium and 3 percent of the monthly cost of insurance charge. Broker/dealers may also receive annual compensation of up to .20 percent of Accumulated Value less Policy Debt, depending upon the circumstances. This annual compensation will be computed and payable monthly. In addition, Security Benefit may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker/dealers with whom they are affiliated for selling Security Benefit's Policies. Compensation arrangements vary among broker/dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Security Benefit, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Security Benefit makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

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                           MORE ABOUT SECURITY BENEFIT

MANAGEMENT

     The directors and officers of Security Benefit are listed below, together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636.


NAME AND POSITION                                    PRINCIPAL OCCUPATION LAST FIVE YEARS
J. Hambleton Abrahams                                Chairman of the Board and Director,
Chairman of the Board and Director                   Security Benefit Life Insurance Company.

Howard R. Fricke                                     President, Chief Executive Officer and Director,
President, Chief Executive Officer and Director      Security Benefit Life Insurance Company from February 1988 to the present.

Thomas R. Clevenger                                  Consultant, Investments, Wichita, Kansas since 1990;
Director                                             President, Fourth Financial Corporation
P.O. Box 8514                                        Topeka, Kansas prior to 1990.
Wichita, KS 67208

Sister Loretto Marie Colwell                         President and Chief Executive Officer, St. Francis Hospital and Medical Center,
Director                                             Topeka, Kansas since 1991; various senior management and marketing positions,
1700 SW 7th Street                                   St. James Community Hospital, Butte, Montana prior to 1991.
Topeka, KS 66606

John C. Dicus                                        Chairman of the Board, Capitol Federal Savings and Loan Association,
Director                                             Topeka, Kansas.
700 Kansas Avenue
Topeka, KS 66603

William W. Hanna                                     Director, Chief Operating Officer and President, Koch Industries, Inc.,
Director                                             Wichita, Kansas.
P.O. Box 2256
Wichita, Kansas 67201

John E. Hayes                                        Chairman of the Board, President and Chief Executive Officer,
Director                                             Western Resources, Inc., Topeka, Kansas since 1989;
818 Kansas Avenue                                    Chairman, President and Chief Executive Officer, Southwestern Bell
Topeka, KS 66612                                     Telephone Company, Topeka, Kansas prior to 1989.

Laird G. Noller                                      President, Noller Enterprises, Topeka, Kansas.
Director
2245 Topeka Boulevard
Topeka, KS 66611

Frank C. Sabatini                                    Chairman of the Board and President, Capital City Bank, Topeka, Kansas.
Director
120 SW 6th Street
Topeka, KS 66603

Robert C. Wheeler                                    President, Hill's Pet Nutrition, Inc., Topeka, Kansas.
Director
P.O. Box 148
Topeka, KS 66601

T. Gerald Lee                                        Senior Vice President, Administration, Security Benefit Life Insurance
Senior Vice President, Administration                Company since July 1989; Executive Vice President and Chief
                                                     Operating Officer, Anchor National Life and Anchor National Financial
                                                     Services, Phoenix, Arizona prior to July 1989.

--------------------------------------------------------------------------------


NAME AND POSITION                                    PRINCIPAL OCCUPATION LAST FIVE YEARS
Jeffrey B. Pantages                                  Senior Vice President and Chief Investment Officer, Security Benefit Life
Senior Vice President and Chief Investment Officer   Insurance Company since April 1992; Managing Director, Capital
                                                     Management Group of The Prudential prior to April 1992.

Malcolm E. Robinson                                  Senior Vice President and Assistant to the President, Security Benefit Life
Senior Vice President and Assistant to the President Insurance Company.

Richard K Ryan                                       Senior Vice President, Security Benefit Life Insurance Company.
Senior Vice President, Sales

Donald J. Schepker                                   Senior Vice President, Chief Financial Officer and Treasurer, Security Benefit
Senior Vice President, Chief Financial Officer,      Life Insurance Company.
and Treasurer

Roger K. Viola                                       Senior Vice President, General Counsel and Secretary, Security Benefit Life
Senior Vice President, General Counsel and           Insurance Company.
Secretary

Donald E. Caum                                       Senior Vice President and Chief Marketing Officer, Security Benefit Life
Senior Vice President and Chief Marketing Officer    Insurance Company since May 1994; Senior Vice President, Sales and
                                                     Marketing, Kemper Life Insurance Companies, Chicago, Illinois, from
                                                     1990 to 1994; President and Chief Operating Officer, American
                                                     Founders Life Insurance Company, Phoenix, Arizona, from 1989 to 1990.

OFFICERS AND DIRECTORS OF SBL WHO ARE ALSO CONNECTED WITH THE FUND OR ITS
AFFILIATED PERSONS:

Jeffrey B. Pantages                                  President, Chief Investment Officer and
                                                     Director, Security Management Company.

Donald E. Caum                                       Director, Security Management Company.

     No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Security Benefit or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

     Security Benefit is subject to the laws of the State of Kansas governing insurance companies, and to regulation by the Commissioner of Insurance of the State of Kansas. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An Annual Statement in a prescribed form must be filed with the Kansas Commissioner of Insurance and with regulatory authorities of other states on or before March 1 in each year. This statement covers the operations of Security Benefit for the preceding year and its financial condition as of December 31 of that year. Security Benefit's affairs are subject to review and examination at any time by the Commissioner of Insurance or his or her agents, and subject to full examination of Security Benefit's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     A Policyowner may request a transfer of Accumulated Value and may request changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone if the Telephone Transfer Section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the Policy Account Number and the Owner's Tax Identification Number, and such instructions must be received on a recorded line.

     Telephone instructions received by Security Benefit by 3:00 p.m. Central time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with the Policyowner's instructions (presuming that the Free-Look Period has expired). Security Benefit reserves the right to deny any telephone transfer or request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Policyowners might not be able to request transfers and loans by telephone, and would have to submit written requests.

     By authorizing telephone transfers, a Policyowner authorizes Security Benefit to accept and act upon telephonic instructions for transfers involving the Policyowner's Policy, and agrees that neither Security Benefit, nor any of its affiliates will be liable for any loss,

--------------------------------------------------------------------------------
damages, cost, or expense (including attorney's fees) arising out of any requests effected, provided that Security Benefit complied with its procedures. As a result of this policy on telephone requests, the Policyowner may bear the risk of loss arising from the telephone transfer privileges. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Security Benefit, its authority to issue the Policies under Kansas law, and the validity of the forms of the Policies under Kansas law have been passed on by Amy J. Lee, Assistant Counsel of Security Benefit.

     Legal matters relating to the federal securities laws in connection with the Separate Account and to federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

EXPERTS

     The Financial Statements for Security Benefit at December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon, appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

     Audited Financial Statements for the Separate Account are provided for the period of August 15, 1994 (inception) to December 31, 1994 and the audited Financial Statements of Security Benefit at December 31, 1994, and 1993 and for each of the three years in the period ended December 31, 1994, are set forth herewith starting on page 33. The most current financial statements of Security Benefit are those as of the end of the most recent fiscal year. Security Benefit does not prepare financial statements on a basis consistent with and comparable to its annual statements on an interim basis and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, Security Benefit represents that there have been no adverse changes in the financial condition or operations of Security Benefit between the end of the most current fiscal year and the date of this Prospectus.

     The Financial Statements of Security Benefit have been audited by Ernst & Young LLP. The Financial Statements of Security Benefit should be distinguished from the Financial Statements of the Separate Account, and should be considered only as bearing upon the ability of Security Benefit to meet its obligations under the Policies.

--------------------------------------------------------------------------------

ERNST & YOUNG LLP            One Kansas City Place           Phone: 816 474-5200
                             1200 Main Street
                             Kansas City
                             Missouri 64105-2143

                         Report of Independent Auditors

The Contract Owners of Security Varilife Account and
     The Board of Directors of Security
     Benefit Life Insurance Company

We have audited the accompanying balance sheet of Security Varilife Account (the Company) as of December 31, 1994, and the related statement of operations and changes in net assets for the period from August 15, 1994 (inception) to December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Varilife Account at December 31, 1994, and the results of its operations and changes in its net assets for the period from August 15, 1994 (inception) to December 31, 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

February 3, 1995

--------------------------------------------------------------------------------

                            Security Varilife Account

                                  Balance Sheet

                                December 31, 1994

ASSETS
Investments:
   SBL Fund:
     Series A (Growth Series) -- 80 shares at net asset value of
       $16.00 per share (cost, $1,245)                               $  1,277
     Series C (Money Market Series)-- 8,054 shares at net
       asset value of $12.27 per share (cost, $98,578)                 98,819
     Series D (Worldwide Equity Series) -- 175 shares at net
       asset value of $5.07 per share (cost, $882)                        885
     Series E (High Grade Income Series) -- 67 shares at net
       asset value of $11.52 per share (cost, $773)                       774
     Series J (Emerging Growth Series) -- 60 shares at net
       asset value of $13.44 per share (cost, $773)                       804
                                                                  --------------
Total assets                                                         $102,559
                                                                  ==============

NET ASSETS
Net assets are represented by (Note 3):
                                       NUMBER        UNIT
                                      OF UNITS       VALUE         AMOUNT
                                   --------------------------------------------
Growth Series:
   Accumulation units                    132         $ 9.64       $  1,277
Money Market Series:
   Accumulation units                  7,847          12.59         98,819
Worldwide Equity Series:
   Accumulation units                     93           9.49            885
High Grade Income Series:
   Accumulation units                     77          10.03            774
Emerging Growth Series:
   Accumulation units                     81           9.97            804
                                                                ============
Net Assets                                                        $102,559
                                                                ============

See accompanying notes.

--------------------------------------------------------------------------------

                            Security Varilife Account

                Statement of Operations and Changes in Net Assets

          Period from August 15, 1994 (inception) to December 31, 1994

                                                     MONEY    WORLDWIDE   HIGH GRADE    EMERGING
                                           GROWTH    MARKET    EQUITY       INCOME       GROWTH
                                           SERIES    SERIES    SERIES       SERIES       SERIES
                                          -------------------------------------------------------
Expenses (Note 2):

   Mortality and expense risk fee          $   (4)  $   (92)    $ (4)        $ (2)       $ (1)
   Administrative fee                         (10)     (236)     (10)          (4)         (4)
                                          -------------------------------------------------------
Net investment loss                           (14)     (328)     (14)          (6)         (5)

Realized gain on investments                   --         6       --           --          --
Unrealized appreciation on investments         32       241        3            1          31
                                          -------------------------------------------------------
Net realized and unrealized gain on
   investments                                 32       247        3            1          31
                                          -------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                   18       (81)     (11)          (5)         26

Net assets at beginning of period              --        --       --           --          --
Variable annuity deposits (Notes 2 and 3)   1,259    98,900      896          779         778
                                          -------------------------------------------------------
Net assets at end of period                $1,277   $98,819     $885         $774        $804
                                          =======================================================

See accompanying notes.

--------------------------------------------------------------------------------

                            Security Varilife Account

                          Notes to Financial Statements

                                December 31, 1994

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Varilife Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All activity in the account in 1994 relates to Security Elite Benefit, a variable life product sold by SBL. All deposits received by the Account have been invested in the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited are invested in shares of Series A (Growth Series emphasis on capital appreciation), Series B (Income-Growth Series
- emphasis on income with secondary emphasis on capital appreciation), Series C (Money Market Series - emphasis on capital preservation while generating interest income), Series D (Worldwide Equity Series - emphasis on long-term capital growth through investment in foreign and domestic common stocks and equivalents), Series E (High Grade Income Series - emphasis on current income with security of principal), Series S (Social Awareness Series - emphasis on high total return) and Series J (Emerging Growth Series - emphasis on capital appreciation).

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, a wholly-owned subsidiary of Security Benefit Group, Inc., which is a wholly-owned subsidiary of SBL.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine gains and losses. Security transactions are accounted for on the trade date.

The cost of investments purchased and proceeds from investments sold during the period from August 15, 1994 (inception) to December 31, 1994 were as follows:

                                      COST OF          PROCEEDS
                                     PURCHASES        FROM SALES
                                  ----------------------------------

             Series A                $  1,260           $   15
             Series C                 102,311            3,739
             Series D                     897               15
             Series E                     778                5
             Series J                     778                5

--------------------------------------------------------------------------------

                            Security Varilife Account

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

2.  SECURITY VARILIFE ACCOUNT CONTRACT CHARGES

SBL deducts a daily administrative charge equal to an annual rate of .35% of the average daily net assets of each account. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of .90% of the average daily net assets of each account.

A deduction for cost of insurance and cost of any riders is also made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the policy month dividend by 1.0032737 less the accumulated value at the beginning of the month. These changes were insignificant to the Account during 1994.

When applicable, an amount for state and local premium taxes is deducted, as provided by pertinent state law, from each premium payment.

--------------------------------------------------------------------------------

                            Security Varilife Account

3.  SUMMARY OF UNIT TRANSACTIONS

Unit transactions during the period from August 15, 1994 to December 31, 1994 were as follows:

                 Growth Series:
                   Account deposits                       132
                 Money Market Series:
                   Account deposits                     7,847
                 Worldwide Equity Series:
                   Account deposits                        93
                 High Grade Income Series:
                   Account deposits                        77
                 Emerging Growth Series:
                   Account deposits                        81

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ERNST & YOUNG LLP           One Kansas City Place            Phone: 816 474-5200
                            1200 Main Street
                            Kansas City
                            Missouri 64105-2143




                         Report of Independent Auditors


The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying balance sheets of Security Benefit Life Insurance Company (the Company) as of December 31, 1994 and 1993, and the related statements of operations, surplus and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Benefit Life Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles and with reporting practices prescribed or permitted by the Kansas Insurance Department.

                                                               ERNST & YOUNG LLP

February 3, 1995

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

                                 Balance Sheets

                                                                                              DECEMBER 31
                                                                                        1994              1993
                                                                                   ----------------------------------
                                                                                            (In Thousands)
ASSETS
Investments (Note 2):
   Fixed maturities, at amortized cost (fair value:
     1994 - $1,987,040; 1993 - $2,072,553)                                             $2,160,550       $2,026,884

   Equity securities:
     Preferred stock, at cost (fair value: 1994 - $6,423;
       1993 - $5,786)                                                                       5,979            4,950
     Common stock, at fair value (cost: 1994 - $2,509;
       1993 - $2,802)                                                                       3,071            4,279
                                                                                   ----------------------------------
                                                                                            9,050            9,229

   Affiliated entities (Note 5)                                                            21,028           21,013

   Mortgage loans                                                                          90,509           80,104

   Real estate, less accumulated depreciation
     (1994 - $10,821; 1993 - $10,197):
       Home office properties                                                               9,953           10,151
       Investment properties                                                               14,576           16,116
                                                                                   ----------------------------------
                                                                                           24,529           26,267

   Policy loans                                                                            92,130           86,551
   Short-term investments                                                                  50,406           29,602
   Other invested assets                                                                   27,402           12,917
                                                                                   ----------------------------------
Total investments                                                                       2,475,604        2,292,567

Cash and certificates of deposit                                                           10,820            4,486
Premiums deferred and uncollected                                                           9,101            9,700
Investment income due and accrued                                                          25,857           25,280
Other assets                                                                               14,088           11,394
Separate account assets (Note 3)                                                        1,517,627        1,395,518
                                                                                   ----------------------------------
                                                                                       $4,053,097       $3,738,945
                                                                                   ==================================

--------------------------------------------------------------------------------

                                                                                              DECEMBER 31
                                                                                        1994              1993
                                                                                   ----------------------------------
                                                                                            (In Thousands)
LIABILITIES AND SURPLUS
Policy reserves:
   Life                                                                                $  355,338       $  343,723
   Annuity                                                                              1,927,591        1,773,040
   Accident and health                                                                      1,204            1,360
   Policy proceeds left at interest                                                        19,600           21,910
                                                                                   ----------------------------------
                                                                                        2,303,733        2,140,033

Policy and contract claims                                                                  8,058           11,894
Other policyholders' funds:
   Dividend accumulations                                                                  19,697           20,075
   Dividends payable in subsequent year                                                     2,787            2,832
   Premium deposit funds and other                                                          2,446            2,262
                                                                                   ----------------------------------
                                                                                           24,930           25,169

Other liabilities, including income taxes of
   $3,111 in 1994 and $1,210 in 1993                                                       13,203            7,012
Investment reserve                                                                         27,834           24,876
Interest maintenance reserve                                                                6,986            5,658
Separate account liabilities (Note 3)                                                   1,517,627        1,395,518
                                                                                   ----------------------------------
Total liabilities                                                                       3,902,371        3,610,160

Commitments and contingencies (Notes 6 and 11)

Surplus:
   Contingency surplus                                                                     35,771           33,219
   Unassigned surplus                                                                     114,955           95,566
                                                                                   ----------------------------------
Total surplus                                                                             150,726          128,785
                                                                                   ----------------------------------
                                                                                       $4,053,097       $3,738,945
                                                                                   ==================================

See accompanying notes.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

                             Statement of Operations

                                                                               YEAR ENDED DECEMBER 31
                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Revenues:
   Individual life premiums                                          $ 49,837          $ 59,373         $ 64,512
   Annuity considerations and deposits                                530,530           467,396          413,054
   Group life and health premiums                                      18,435            15,632           13,878
   Reinsurance premiums                                                   944               988              452
   Amortization of interest maintenance reserve                         1,077               804              914
   Net investment income (Note 2)                                     173,391           172,879          174,557
   Other income                                                        27,972            26,431           27,570
                                                                 ----------------------------------------------------
Total revenues                                                        802,186           743,503          694,937

Benefits and expenses:
   Death benefits                                                      29,368            34,990           27,960
   Annuity benefits                                                    17,765            26,661           22,765
   Accident and health and disability benefits                          2,177             2,912            1,650
   Surrender benefits                                                 294,105           244,636          192,107
   Increase in reserves and funds for all policies                    333,749           319,457          339,387
   Other benefits                                                      12,126            13,407           12,132
   Commissions                                                         39,059            41,116           39,915
   Other insurance operating expenses                                  31,994            29,226           30,007
                                                                 ----------------------------------------------------
Total benefits and expenses                                           760,343           712,405          665,923
                                                                 ----------------------------------------------------

Gain from operations before dividends to
   policyholders, federal income taxes and
   realized capital losses                                             41,843            31,098           29,014
Dividends to policyholders                                              2,689             2,725            2,834
                                                                 ----------------------------------------------------
Gain from operations before federal income
   taxes and realized capital losses                                   39,154            28,373           26,180

Federal income taxes (Note 8)                                          10,678             4,569            4,316
                                                                 ----------------------------------------------------
Gain from operations before realized
   capital losses                                                      28,476            23,804           21,864

Realized capital losses, net (Note 2)                                  (1,122)           (3,280)          (2,836)
                                                                 ----------------------------------------------------
Net income                                                           $ 27,354          $ 20,524         $ 19,028
                                                                 ====================================================

See accompanying notes.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

                              Statements of Surplus

                                                                               YEAR ENDED DECEMBER 31
                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Balance at beginning of year                                         $128,785          $106,000         $ 83,290

Add (deduct):
   Net income                                                          27,354            20,524           19,028
   Decrease (increase) in investment reserves                          (2,958)           (4,854)           1,092
   Unrealized gain on investments                                         546             6,027            2,068
   Other                                                               (3,001)            1,088              522
                                                                 ----------------------------------------------------
                                                                       21,941            22,785           22,710
                                                                 ----------------------------------------------------
Balance at end of year                                               $150,726          $128,785         $106,000
                                                                 ====================================================

See accompanying notes.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

                            Statements of Cash Flows

                                                                               YEAR ENDED DECEMBER 31
                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
OPERATING ACTIVITIES
Net income                                                           $   27,354        $   20,524       $   19,028
Adjustments to reconcile net income to net
   cash provided by operating activities:
     Increase in investment income due and
       accrued                                                             (577)           (4,147)          (1,169)
     Increase in policy reserves                                        163,700           138,931          201,150
     Accretion of discount on investments                                (3,580)           (5,135)         (21,280)
     Amortization of premium on investments                              15,623            16,440           19,855
     Other                                                                1,529           (16,820)           5,794
                                                                 ----------------------------------------------------
Net cash provided by operating activities                               204,049           149,793          223,378

INVESTING ACTIVITIES
Investments sold or matured:
   Fixed maturities                                                     460,070         1,251,398        1,762,236
   Equity securities                                                      3,830             2,103            2,737
   Mortgage loans                                                        20,432            16,969           17,562
   Real estate                                                            2,782             1,293            2,300
   Short-term investments                                               834,082         2,416,685        1,829,730
   Other invested assets                                                  3,602             2,458            1,329
                                                                 ----------------------------------------------------
                                                                      1,324,798         3,690,906        3,615,894

Acquisition of investments:
   Fixed maturities                                                     606,368         1,403,541        2,024,000
   Equity securities                                                      4,627               741            3,631
   Mortgage loans                                                        33,516            12,021            7,043
   Real estate                                                              554               448            2,318
   Short-term investments                                               854,833         2,426,336        1,789,021
   Other invested assets                                                 17,036               875            1,583
                                                                 ----------------------------------------------------
                                                                      1,516,934         3,843,962        3,827,596
Net increase in policy loans                                             (5,579)           (2,212)          (4,565)
                                                                 ----------------------------------------------------
Net cash used in investing activities                                  (197,715)         (155,268)        (216,267)
                                                                 ----------------------------------------------------

Increase (decrease) in cash and certificates
   of deposit                                                             6,334            (5,475)           7,111
Cash and certificates of deposit at beginning
   of year                                                                4,486             9,961            2,850
                                                                 ----------------------------------------------------
Cash and certificates of deposit at end of
   year                                                              $   10,820        $    4,486       $    9,961
                                                                 ====================================================

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

                                                                               YEAR ENDED DECEMBER 31
                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
SUPPLEMENTAL DISCLOSURES OF CASH
FLOW INFORMATION
Cash paid for federal income taxes                                   $    8,851        $    6,284       $    6,335
                                                                 ====================================================

SUPPLEMENTAL SCHEDULE OF NONCASH
INVESTING AND FINANCING ACTIVITIES
Conversion of mortgage loans to real
   estate owned                                                      $   2,350         $      673       $    1,269
                                                                 ====================================================

See accompanying notes.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1994

1.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department, which practices presently are regarded as generally accepted accounting principles for mutual life insurance companies.

In April 1993,  the  Financial  Accounting  Standards  Board (FASB)  issued FASB
Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." Under this Interpretation, financial statements of mutual life insurance companies prepared on the basis of statutory accounting principles no longer will be considered to be prepared in conformity with generally accepted accounting principles. In January 1995, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and the American Institute of Certified Public Accountants issued its Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises," which define generally accepted accounting principles for mutual life insurance enterprises. Interpretation No. 40, SFAS No. 120 and Statement of Position No. 95-1 are concurrently effective for fiscal years beginning after December 15, 1995.

Security Benefit Life Insurance Company (the Company) has not yet determined whether it will continue to file statutory financial statements with the Securities and Exchange Commission as currently permitted by Regulation S-X, Rule 7-02(b) or file financial statements prepared in accordance with all applicable authoritative accounting pronouncements that define generally accepted accounting principles for all enterprises. Because the Company has not yet determined which action it will take to comply with FASB Interpretation No. 40, SFAS No. 120 and Statement of Position No. 95-1, it is unable at this time to assess the impact of such compliance on its financial statements.

INVESTMENTS

Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC).

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fixed maturities are reported at cost, adjusted for amortization of discount or premium using the effective interest method. For mortgage-backed fixed maturities, anticipated prepayments are considered when determining the amortization of discount or premium. Preferred stocks in good standing are carried at cost. Bonds and preferred stocks not in good standing are carried at market value. Common stocks are valued at market except investments in stocks of unconsolidated subsidiaries, which are carried at cost adjusted to reflect subsequent operating results. Home Office property (including the portion reported as investment real estate) is reported at 1989 appraised value less accumulated depreciation as permitted by the Kansas Insurance Department. As of December 31, 1994, this permitted practice increased statutory surplus by $4.2 million. Investment real estate or property acquired in satisfaction of debt is reported at the lower of depreciated cost, less encumbrances, or estimated market value. Other investments are reported on the equity basis. Policy loans are stated at the aggregate unpaid balance. Mortgage loans on real estate are carried at the aggregate unpaid balance adjusted for any unamortized discount or premium.

Investment reserve represents the Asset Valuation Reserve (AVR). The AVR is computed in accordance with the formula prescribed by the NAIC and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus.

Realized gains and losses are determined on a specific identification basis and are reported in income net of related federal income tax. Beginning in 1992, under a formula prescribed by the NAIC, the Company reported an Interest Maintenance Reserve (IMR) that represents the net accumulated unamortized realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains or losses are amortized into income on a straight-line basis over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

The investment in Security Benefit Group, Inc. (SBG), a wholly-owned subsidiary, is reported on an equity basis, as permitted by the Kansas Insurance Department. Changes in SBG's equity are reflected as unrealized gains (losses) on investments and are accounted for through surplus and investment reserves as described above. Dividends received from SBG are recorded as investment income when received.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RESERVES FOR LIFE AND ANNUITY POLICIES

The reserves for life and annuity policies are developed by actuarial methods, and the life reserves are established and maintained on the basis of published mortality tables. Life and annuity reserves are computed using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law and greater than the guaranteed policy cash values.

For life policies, the 1941, 1958 and 1980 CSO mortality tables have been used principally, and interest assumptions range from 2% to 5 1/2%. For annuity contracts, the PAT, 1971 IAM and 1983a mortality tables have been used principally, and interest assumptions range from 2 1/2% to 11 1/2%.

RECOGNITION OF PREMIUM REVENUES AND ACQUISITION COSTS

For life and annuity contracts, premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash and certificates of deposits, short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

       Investment securities: The fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       Mortgage loans and policy loans: The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

       Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

RECLASSIFICATIONS

Certain balances in the accompanying financial statements have been reclassified to conform with the 1994 presentation.

2.  INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses and estimated fair values of the Company's portfolio of fixed maturities at December 31, 1994 and 1993 is as follows:

                                                                            DECEMBER 31, 1994
                                                      ---------------------------------------------------------------
                                                                          GROSS           GROSS
                                                        AMORTIZED       UNREALIZED      UNREALIZED         FAIR
                                                           COST           GAINS           LOSSES          VALUE
                                                      ---------------------------------------------------------------
                                                                              (In Thousands)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies             $   10,490        $   55         $    622       $    9,923
Obligations of states and political subdivisions            21,147             -            2,615           18,532
Corporate securities                                       773,714         1,809           64,494          711,029
Mortgage-backed securities                               1,355,199           200          107,843        1,247,556
                                                      ---------------------------------------------------------------
Totals                                                  $2,160,550        $2,064         $175,574       $1,987,040
                                                      ===============================================================

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

                                                                            DECEMBER 31, 1993
                                                      ---------------------------------------------------------------
                                                                          GROSS           GROSS
                                                        AMORTIZED       UNREALIZED      UNREALIZED         FAIR
                                                           COST           GAINS           LOSSES          VALUE
                                                      ---------------------------------------------------------------
                                                                              (In Thousands)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies             $   12,491       $   221          $   94        $   12,618
Obligations of states and political subdivisions            21,453            41             366            21,128
Corporate securities                                       622,763        21,182           4,001           639,944
Mortgage-backed securities                               1,370,177        34,043           5,357         1,398,863
                                                      ---------------------------------------------------------------
Totals                                                  $2,026,884       $55,487          $9,818        $2,072,553
                                                      ===============================================================

The amortized cost and estimated fair value of debt securities at December 31, 1994, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               AMORTIZED           FAIR
                                                 COST             VALUE
                                          ----------------------------------
                                                   (In Thousands)

   Due in one year or less                    $       37       $       37
   Due after one year through five years         172,701          167,396
   Due after five years through 10 years         188,972          174,987
   Due after 10 years                            443,641          397,064
                                          ----------------------------------
                                                 805,351          739,484
   Mortgage-backed securities                  1,355,199        1,247,556
                                          ----------------------------------
                                              $2,160,550       $1,987,040
                                          ==================================

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

The cost and the estimated fair values of the Company's equity securities at December 31, 1994 and 1993 are as follows:

                                                                    DECEMBER 31, 1994
                                      -------------------------------------------------------------------------------
                                                               GROSS                 GROSS
                                            COST            UNREALIZED             UNREALIZED            FAIR
                                           AMOUNT              GAINS                 LOSSES              VALUE
                                      -------------------------------------------------------------------------------
                                                                      (In Thousands)
Preferred stock                              $5,979             $  568                $  124             $ 6,423
Common stock                                  2,509                599                    37               3,071
                                      -------------------------------------------------------------------------------
                                             $8,488             $1,167                $  161             $ 9,494
                                      ===============================================================================

                                                                    DECEMBER 31, 1993
                                      -------------------------------------------------------------------------------
                                                               GROSS                 GROSS
                                            COST            UNREALIZED             UNREALIZED            FAIR
                                           AMOUNT              GAINS                 LOSSES              VALUE
                                      -------------------------------------------------------------------------------
                                                                      (In Thousands)
Preferred stock                              $4,950             $  836                $    -             $ 5,786
Common stock                                  2,802              2,484                 1,007               4,279
                                      -------------------------------------------------------------------------------
                                             $7,752             $3,320                $1,007             $10,065
                                      ===============================================================================


The carrying amounts and the estimated fair values of the Company's investment in mortgage loans and policy loans at December 31, 1994 and 1993 are as follows:

                                                       DECEMBER 31, 1994                   DECEMBER 31, 1993
                                                ---------------------------------   ---------------------------------
                                                   CARRYING           FAIR             CARRYING           FAIR
                                                    AMOUNT            VALUE             AMOUNT            VALUE
                                                ---------------------------------   ---------------------------------
                                                                           (In Thousands)
Mortgage loans                                       $90,509         $88,894             $80,104         $82,370
Policy loans                                          92,130          91,492              86,551          85,325

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

Proceeds from sales of fixed maturities and related realized gains and losses, including valuation adjustments, are as follows:

                                                       1994               1993                1992
                                                 ---------------------------------------------------------
                                                                      (In Thousands)
          Proceeds from sales                         $119,773           $891,044           $677,781
          Gross realized gains                           4,966             35,955             21,974
          Gross realized losses                          4,813             21,375             26,631

The composition of the Company's portfolio of fixed maturity securities by quality rating at December 31, 1994 is as follows:

                  QUALITY RATING                                AMOUNT               %
                  ----------------------------               ---------------------------------
                                                                      (In Thousands)
                  AAA                                             $1,327,192           61%
                  AA                                                  78,462            4
                  A                                                  329,517           15
                  BBB                                                287,502           13
                  Noninvestment grade                                137,877            7
                                                             ---------------------------------
                                                                  $2,160,550          100%
                                                             =================================

The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 26 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1994 being in the states of Kansas (31%) and Texas (16%).

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

Major categories of net investment income are summarized as follows:

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Interest on fixed maturities                                        $ 151,688         $ 150,930        $ 154,105
Interest on mortgage loans                                              7,552             7,835            8,708
Real estate income                                                      3,563             3,451            3,441
Interest on policy loans                                                5,446             5,174            5,030
Dividends on equity securities                                            708               566            1,135
Dividends from subsidiary (Note 5)                                      5,200             8,300            4,800
Other                                                                   5,149             2,139            2,913
                                                                 ----------------------------------------------------
Total investment income                                               179,306           178,395          180,132

Investment expenses                                                     5,915             5,516            5,575
                                                                 ----------------------------------------------------
Net investment income                                               $ 173,391         $ 172,879        $ 174,557
                                                                 ====================================================

The Company did not hold any investments that individually exceeded 10% of surplus at December 31, 1994 except for securities guaranteed by the U.S. government or an agency of the U.S. government.

Realized gains (losses) consist of the following:

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Fixed maturities                                                      $   153           $14,580          $(4,657)
Equity Securities                                                         (62)           (5,179)             247
Other                                                                  (2,401)           (1,934)            (606)
                                                                 ----------------------------------------------------
Total realized gains (losses)                                          (2,310)            7,467           (5,016)

Income tax expense (benefit)                                           (3,593)            1,937             (747)
                                                                 ----------------------------------------------------
                                                                        1,283             5,530           (4,269)

Transferred to interest maintenance
   reserve, net of tax                                                 (2,405)           (8,810)           1,433
                                                                 ----------------------------------------------------
                                                                      $(1,122)          $(3,280)         $(2,836)
                                                                 ====================================================

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

The Company's principal objective in holding derivatives for purposes other than trading is asset-liability management. The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest earning assets and interest bearing liabilities that mature in specified periods. The principal objective of the Company's asset-liability management activities is to provide maximum levels of net interest income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. To achieve that objective, the Company uses financial futures instruments. Interest rate futures contracts are commitments to either purchase or sell a financial instrument at a specific future date for a specified price and may be settled in cash or through delivery of the financial instrument.

If a financial futures contract that is used to manage interest rate risk is terminated early or results in a single payment based on the change in value of an underlying asset, any resulting gain or loss is deferred and amortized as an adjustment to yield of the designated asset over its remaining life. Deferred gains totaling $1.8 million at December 31, 1994, resulting from terminated and expired futures contracts are included in fixed maturities and will be amortized as an adjustment to interest income.

3.  SEPARATE ACCOUNT TRANSACTIONS

The separate accounts are established in conformity with Kansas Insurance Laws and are not chargeable with liabilities that arise from any other business of the Company. Premiums designated for investment in the separate accounts are included in income with corresponding liability increases included in benefits. Separate account reserves are treated as miscellaneous reserves with the corresponding change reflected in operations as permitted by the Kansas Insurance Department. This permitted practice does not have any effect on the surplus of the Company. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings held primarily for the benefit of contract holders, are shown as separate captions in the balance sheet. Assets held in the separate accounts are carried at quoted market values, or where quoted market values are not available, at fair market value as determined by Security Management Company, a wholly-owned subsidiary of SBG, and the investment manager for the separate account assets. The Company receives administrative and risk fees relating to amounts invested in the separate accounts.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

3.  SEPARATE ACCOUNT TRANSACTIONS (CONTINUED)

The  statement  of   operations   includes  the   following   separate   account
transactions, which have no effect on net income:

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Annuity considerations and deposits                                   $256,061          $235,624         $191,450
                                                                 ====================================================

Benefits:
   Benefits and other charges                                         $ 83,933          $ 52,283         $ 33,947
   Net transfers to separate accounts                                  172,128           183,341          157,503
                                                                 ----------------------------------------------------
                                                                      $256,061          $235,624         $191,450
                                                                 ====================================================

4.  EMPLOYEE BENEFIT PLANS

Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's average compensation during the last five years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law.

The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions." Pension cost for the year is allocated to each sponsoring company based on the ratio of salary costs for each company to total salary cost. Pension cost allocated to the Company for 1994, 1993 and 1992 was $218,000, $139,000 and $78,000, respectively.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

4.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Separate information disaggregated by sponsoring employer company is not available on the components of the net pension cost or on the funded status of the plan. Pension cost for the total plan for 1994, 1993 and 1992 is summarized as follows:

                                                        1994                1993               1992
                                                  ---------------------------------------------------------
                                                                       (In Thousands)
          Service cost                                  $ 679              $ 571               $ 480
          Interest cost                                   535                483                 453
          Actual return on plan assets                    310               (966)               (567)
          Net amortization and deferral                  (949)               277                (172)
                                                  ---------------------------------------------------------
          Net pension cost                              $ 575              $ 365               $ 194
                                                  =========================================================

The funded status of the total plan as of December 31, 1994 and 1993 was as follows:

                                                                                            DECEMBER 31
                                                                                        1994               1993
                                                                                ------------------------------------
                                                                                          (In Thousands)
Actuarial present value of benefit obligations:
   Vested benefit obligation                                                         $(4,589)           $(3,838)
   Non-vested benefit obligation                                                        (157)              (292)
                                                                                ------------------------------------
   Accumulated benefit obligation                                                     (4,746)            (4,130)
   Excess of projected benefit obligation over
     accumulated benefit obligation                                                   (2,405)            (3,108)
                                                                                ------------------------------------
   Projected benefit obligation                                                       (7,151)            (7,238)
Plan assets at fair market value                                                       6,514              6,775
                                                                                ------------------------------------
Plan assets less than projected benefit obligation                                      (637)              (463)

Unrecognized net loss                                                                  1,971              2,228
Unrecognized prior service cost                                                          815                640
Unrecognized net asset established at the date
   of initial application                                                             (2,209)            (2,394)
                                                                                ------------------------------------
Net prepaid (accrued) pension expense                                                $   (60)           $    11
                                                                                ====================================

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

4.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Assumptions were as follows:

                                                  1994      1993      1992
                                              -------------------------------

Weighted average discount rate                    8.5%      7.5%      8.5%
Weighted average compensation rate for
   participants age 45 and older                  4.5       4.5       6.0
Weighted average expected long-term return
   on plan assets                                 9.0       9.0       9.5

Salary increase rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1994. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

In addition to the Company's defined benefit pension plan, the Company and certain of its affiliates provide certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features, such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company and its affiliates' portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

In 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," electing the cumulative method. The effect of adopting the new rules was a one-time charge of $1,735,000, net of a $1,103,000 tax benefit. The net periodic cost is allocated among the Company and its affiliates based on the number of eligible employees. The net periodic cost allocated to the Company was $171,000 and $166,000 for 1994 and 1993, respectively. Postretirement benefit costs of $89,000 for 1992 were recorded on a cash basis and have not been restated.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

4.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Separate information disaggregated by sponsoring employer company is not available on the components of the net retiree medical care and life insurance costs or on the funded status of the plan. Retiree medical care and life insurance costs for the total plan for 1994 and 1993 are summarized as follows:

                                                1994              1993
                                        ------------------------------------
                                                  (In Thousands)

          Service cost                          $116              $118
          Interest cost                          275               233
                                        ------------------------------------
                                                $391              $351
                                        ====================================

The funded status of the total plan as of December 31, 1994 and 1993 was as follows:

                                                                                        DECEMBER 31
                                                                                1994                   1993
                                                                       ----------------------------------------------
                                                                                      (In Thousands)
Accumulated postretirement benefit obligation:
   Retirees                                                                    $(2,418)               $(2,144)
Active participants:
   Retirement eligible                                                            (620)                  (384)
   Others                                                                         (706)                  (737)
                                                                       ----------------------------------------------
                                                                                (3,744)                (3,265)

Unrecognized net (gain) loss                                                       (30)                   253
                                                                       ----------------------------------------------
Accrued postretirement benefit cost                                            $(3,774)               $(3,012)
                                                                       ==============================================

The annual assumed rate of increase in the per capita cost of covered benefits is 12% for 1994 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1994 by $209,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1994 by $58,000.

The discount rate used in determining the accumulated postretirement benefit obligation was 8.5% and 7.5% at December 31, 1994 and 1993, respectively.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

4.  EMPLOYEE BENEFIT PLANS (CONTINUED)

The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $371,000, $463,000 and $426,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

5.  RELATED PARTIES

SBG provides certain management and administrative services to the Company. During 1994, 1993 and 1992, the Company incurred $16,852,000, $14,729,000 and
$12,795,000, respectively, for such services. The Company leases certain office space to SBG for which rent income of $1,133,000, $1,133,000 and $1,062,000 was recorded in 1994, 1993 and 1992. Additionally, in 1994, 1993 and 1992, the Company paid commissions of $2,700,000, $2,985,000 and $2,476,000, respectively, to Security Distributors, Inc., a wholly-owned subsidiary of SBG.

At December 31, 1994 and 1993, the Company's  investment in SBG was  $21,028,000
and   $21,013,000,   respectively.   The  Company  recorded  cash  dividends  of
$5,200,000, $8,300,000 and $4,800,000 from SBG during 1994, 1993 and 1992.

Condensed financial information related to SBG is as follows:

                                                                                1994                   1993
                                                                       ----------------------------------------------
                                                                                      (In Thousands)
Cash and investments                                                            $19,456                 $24,753
Property and equipment                                                            8,736                   7,888
Other assets                                                                      7,991                   4,867
                                                                       ----------------------------------------------
                                                                                $36,183                 $37,508
                                                                       ==============================================

Accounts payable and other liabilities                                          $15,155                 $16,495
Stockholder's equity                                                             21,028                  21,013
                                                                       ----------------------------------------------
                                                                                $36,183                 $37,508
                                                                       ==============================================

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

5.  RELATED PARTIES (CONTINUED)

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Revenues:
   Management fees                                                      $16,852           $14,729          $12,795
   Mutual fund fees                                                      22,608            21,352           20,296
   Other (including in 1993 a gain
     from sale of management rights)                                      2,373             7,287            1,720
                                                                 ----------------------------------------------------
                                                                         41,833            43,368           34,811

General, administrative and other expenses                               32,940            30,080           27,080
Income taxes                                                              3,430             5,233            3,111
Cumulative effect of SFAS No. 106                                             -             1,735                -
                                                                 ----------------------------------------------------
Net income                                                              $ 5,463           $ 6,320          $ 4,620
                                                                 ====================================================

6.  REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies. The Company's maximum retention on any one life is $500,000. Risks are reinsured with other companies to permit recovery of a portion of direct losses.

Principal reinsurance transactions are summarized as follows:

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Reinsurance assumed:

   Premiums received                                                 $    1,276        $    1,359         $    579
                                                                 ====================================================
   Commissions paid                                                  $      239        $       96         $    205
                                                                 ====================================================
   Claims paid                                                       $    1,469        $    7,290         $  1,621
                                                                 ====================================================

Reinsurance ceded:

   Premiums paid                                                     $   12,018        $    4,194         $  3,739
                                                                 ====================================================
   Commissions received                                              $    1,443        $      148         $    165
                                                                 ====================================================
   Claim recoveries                                                  $    2,485        $    2,231         $  3,205
                                                                 ====================================================

Reinsurance in force (at December 31):

   Assumed policies                                                  $   30,814        $   39,730         $ 18,515
                                                                 ====================================================
   Ceded policies                                                    $1,150,828        $1,081,591         $999,558
                                                                 ====================================================

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

6.  REINSURANCE (CONTINUED)

The liabilities for policy reserves and policy and contract claims include the following amounts for reinsurance assumed: $120,000 and $3,187,000 at December 31, 1994 and $132,000 and $6,145,000 at December 31, 1993.

The ceding of insurance through reinsurance agreements does not discharge the primary liability of the original underwriters to the insured. However, statutory accounting practices treat risks that have been reinsured, to the extent of reinsurance, as though they were not risks for which the original insurer is liable. Therefore, in financial statement presentations, policy reserves and policy and contract claim liabilities are presented net of that portion of risk reinsured. Accordingly, policy reserves and policy and contract claim liabilities have been shown net of reinsurance credits of $11,048,000 and $459,000 at December 31, 1994 and $4,157,000 and $474,000 at December 31, 1993.

Effective December 31, 1994, the Company transferred through a 100% coinsurance agreement, a block of limited payment whole life insurance business that had aggregate claim and policy reserves of $7.5 million. The Company recorded a gain of $1.3 million which represented the initial ceding commission.

In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significant adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1994, the Company believes adequate provision has been made for such losses.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

7.  INVESTMENT-TYPE INSURANCE CONTRACTS

The carrying amounts and the fair values of the Company's liabilities for investment-type insurance contracts (included with policy reserves in the balance sheet) at December 31, 1994 and 1993 are as follows:

                                                       DECEMBER 31, 1994                   DECEMBER 31, 1993
                                                ---------------------------------   ---------------------------------
                                                   CARRYING           FAIR             CARRYING           FAIR
                                                    AMOUNT            VALUE             AMOUNT            VALUE
                                                ---------------------------------   ---------------------------------
                                                                           (In Thousands)
Supplementary contracts
   without life contingencies                       $   41,239        $   39,771        $   38,322       $   37,780
Individual and group annuities                       1,828,753         1,690,693         1,711,440        1,586,182
                                                ---------------------------------   ---------------------------------
                                                    $1,869,992        $1,730,464        $1,749,762       $1,623,962

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

8.  INCOME TAXES

The Company files a life/nonlife consolidated federal income tax return with SBG. Income taxes are allocated to the Company on the basis of its filing a separate tax return. The Company is taxed at usual corporate rates as defined by the applicable income tax laws for mutual life insurance companies. These laws provide for differences in the recognition of certain income and expenses, and provide for deductions that may result in a provision for income taxes that does not have the customary relationship of taxes to income. The capitalization of acquisition expenses required by the Revenue Reconciliation Act of 1990 increased the Company's effective tax rate for the year ended December 31, 1992, but this was offset by the dividends received deduction and policy and contract reserve changes. The principal item reducing the Company's effective rate in subsequent years is the dividends received deduction.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

8.  INCOME TAXES (CONTINUED)

During the year ended December 31, 1993, the Company began establishing deferred income taxes on its tax-basis deferred policy acquisition costs. Prior to this time, no deferred income taxes had been established on any difference between the financial statement and income tax bases of assets and liabilities and, at December 31, 1994, this remains the only item to which deferred income tax accounting has been applied. The Company's policy is to nonadmit any resulting deferred tax asset; accordingly, this practice has no impact on capital and surplus. The cumulative effect of adopting this change as of January 1, 1993 amounted to $3,464,000 and was reflected as a nonadmitted asset at that time. Prior year financial statements have not been restated to reflect the new accounting method. The effect of the new method was to decrease income tax expense by $927,000 and $1,444,000 for the years ended December 31, 1994 and 1993.

9.  CONDENSED FAIR VALUE INFORMATION

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the
Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

9.  CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                       DECEMBER 31, 1994                   DECEMBER 31, 1993
                                                ---------------------------------   ---------------------------------
                                                   CARRYING           FAIR             CARRYING           FAIR
                                                    AMOUNT            VALUE             AMOUNT            VALUE
                                                ---------------------------------   ---------------------------------
                                                                           (In Thousands)
Fixed maturities (Note 2)                          $2,160,550        $1,987,040         $2,026,884       $2,072,553
Equity securities (Note 2)                              9,050             9,494              9,229           10,065
Mortgage loans                                         90,509            88,894             80,104           82,370
Policy loans                                           92,130            91,492             86,651           85,325
Short-term investments                                 50,406            50,406             29,602           29,602
Cash and certificates of deposit                       10,820            10,820              4,486            4,486
Investment income due and accrued                      25,857            25,857             25,280           25,280
Futures contracts                                           -               240                  -                -

Investment type:
   Insurance contracts (Note 7)                     1,869,992         1,730,464          1,749,762        1,623,962

10.  BUSINESS DISPOSITION

Security Management Company (SMC), a wholly-owned subsidiary of SBG, a wholly-owned subsidiary of the Company, entered into an agreement with Fidelity Management & Research Company (FMR) in connection with the acquisition of Security Action Fund by a fund managed by FMR. Pursuant to its agreement with FMR, SMC agreed to provide various consulting and other services to FMR in connection with and following the acquisition and to forgo competition in this market for one year.

On March 26, 1993, the transaction closed and FMR paid SMC $5.1 million in cash at the time of closing with the remaining $1.3 million of proceeds paid in March 1994. SMC realized a pretax gain of $5.8 million in 1993 after deducting certain costs associated with the transaction.

11.  COMMITMENTS AND CONTINGENCIES

The Company has a $10 million line of credit facility from a bank. Any borrowings in connection with this facility bear interest at 1/4% over the prime rate. At December 31, 1994, there were no borrowings outstanding under this facility.

--------------------------------------------------------------------------------

                     Security Benefit Life Insurance Company

11.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

Open investment funding commitments at December 31, 1994 and 1993 equal $1.2 million and $16.4 million, respectively.

The economy and other factors have caused an increase in the number of insurance companies that have required regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company records these assessments on a cash basis and has paid $2,270,000, $2,077,000 and $1,259,000 for the years ended December 31, 1994,
1993 and 1992, respectively. The ultimate amounts or the ultimate effect of any such increased assessments or voluntary payments on the Company's financial position and results of operations are not currently determinable. The accompanying financial statements do not include any provision for any such potential assessments.

12.  SUBSEQUENT EVENTS

Effective January 2, 1995, the Company acquired from Pioneer National Life Insurance Company (Pioneer), a wholly-owned subsidiary of Pioneer National Corporation (PNC), a wholly-owned subsidiary of SBG, substantially all of Pioneer's life insurance business by assuming liability for the business through an assumption reinsurance agreement. Concurrent with the assumption reinsurance agreement, the Company entered into a 100% coinsurance agreement with Pioneer reinsuring the remaining business. The Company did not recognize any gain or loss on the above transactions. The Company received $2.7 million of assets as consideration for the liabilities assumed by the Company in the assumption reinsurance and coinsurance agreement.

Pursuant  to an  Agreement  and Plan of Merger,  Pioneer  merged  with the First
Security Benefit Life Insurance and Annuity Company of New York (FSBL), a wholly-owned subsidiary of Security Benefit Group, Inc. FSBL (the surviving corporation) will be in the business of transacting life insurance in the state of New York.

On February 8, 1995, the Company purchased 200,000 shares of common stock of FSBL, at a par value of $10 per share ($2,000,000). Concurrent with this transaction, the Company (the sole shareholder) contributed $4,000,000 to FSBL to meet the minimum capital requirements of New York. The Company will contribute the common stock of FSBL to its downstream holding company, Security Benefit Group, Inc.

--------------------------------------------------------------------------------

                                    APPENDIX

                            DEATH BENEFIT PERCENTAGES


 AGE   PERCENTAGE   AGE    PERCENTAGE   AGE   PERCENTAGE    AGE     PERCENTAGE
0-40      250%       50      185%       60       130%        70        115%
 41       243        51      178        61       128         71        113
 42       236        52      171        62       126         72        111
 43       229        53      164        63       124         73        109
 44       222        54      157        64       122         74        107
 45       215        55      150        65       120        75-90      105
 46       209        56      146        66       119         91        104
 47       203        57      142        67       118         92        103
 48       197        58      138        68       117         93        102
 49       191        59      134        69       116         94        101

--------------------------------------------------------------------------------

                                  ILLUSTRATIONS

     The following tables illustrate how the Death Benefits and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

The policies illustrated include the following:

1. Male, age 40, Preferred Rating Class (based on tobacco use), Option A, $10,000 annual premium, Current Cost of Insurance Rates and Current Mortality and Expense Risk and Administrative Charges.

2. Male, age 40, Preferred Rating Class (based on tobacco use), Option A, $10,000 annual premium, Guaranteed Cost of Insurance Rates and Guaranteed Mortality and Expense Risk and Administrative Charges.

3. Male, age 40, Preferred Rating Class (based on tobacco use), Option B, $25,000 annual premium, Current Cost of Insurance Rates and Current Mortality and Expense Risk and Administrative Charges.

4. Male, age 40, Preferred Rating Class (based on tobacco use), Option B, $25,000 annual premium, Guaranteed Cost of Insurance Rates and Guaranteed Mortality and Expense Risk and Administrative Charges.

     The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

     The fourth column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount that would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. These illustrations assume that no policy loans have been made.

     The amounts shown for the Death Benefits and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of the mortality and expense risk and administrative charges levied against the Accounts. These values also take into account a premium load of 2.5%, although the premium load may be more or less than this amount depending on the state in which the policy is issued. The amounts shown would differ if unisex rates were used or if the insured were female and female rates were used. The amounts would also differ if the insured were a tobacco user and standard rates were used.

     The expenses of the Fund are assumed to be equal to an annual rate of 0.90% of the aggregate average daily net assets of the Fund. The assumed total Fund expense of .90% is a dollar weighted average of each Series' expenses. For the year ended December 31, 1994, the total expenses of each Series of the Fund were the following percentages of the average daily net assets of the Series: 0.84% for Series A, 0.84% for Series B; 0.61% for Series C; 1.34% for Series D; 0.85% for Series E; 0.90% for Series S and 0.88% for Series J; 1.40% for Series K; 1.65% for Series M; 1.65% for Series N; and 1.35% for Series O. Series K, M, N and O were not publicly offered until June 1, 1995. The expenses of these Series as a percentage of average daily net assets, based on estimated expenses for fiscal year 1995, are as follows: 1.40% for Series K; 1.65% for Series M; 1.65% for Series N; and 1.35% for Series O. The assumed total Fund expense of .90% was determined based on the average daily net assets of each Series during 1994 and, with respect to Series K, M, N and O, assuming average daily net assets of $10,000,000. Accordingly, existing Series, which have lower expenses, were given more weight in determining the amount of the Fund's assumed expenses than were the new Series which have higher expenses. The assumed Fund expense of .90% may be more or less than the Fund expenses incurred depending on the actual expenses of the Series underlying the Variable Account to which Accumulated Value is allocated.

     After deductions of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.14%, 3.73%, and 9.60% in the tables based on guaranteed charges. In the tables based on current charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.14%, 3.73%, and 9.60% in the first ten Policy Years and -1.84%, 4.05% and 9.94% thereafter. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since Security Benefit is not currently making these charges. In the event that these charges are to be made, the gross annual investment rate would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and Net Cash Surrender Values illustrated.

     We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, gender (unless unisex rates apply), Underwriting Class, Rating Class, Specified Amount, Death Benefit Option and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Series of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy

Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option A
Initial Annual Premium:        $10,000

         BASED ON CURRENT COST OF INSURANCE RATES AND CURRENT MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                                0% HYPOTHETICAL GROSS        6% HYPOTHETICAL GROSS       12% HYPOTHETICAL GROSS
                                              ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN
                                              ------------------------     ------------------------     ------------------------
                                  TOTAL
                                PREMIUMS
  END OF                        PAID PLUS      NET CASH                     NET CASH                     NET CASH
  POLICY             ANNUAL     INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER       DEATH
   YEAR     AGE     PREMIUMS      AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE        BENEFIT
   ----     ---     --------      -----          -----         -------        -----        -------         -----        -------
     1      41      $10,000       $10,500        $9,016        $750,000       $9,572       $750,000         $10,128      $750,000
     2      42      $10,000       $21,525       $16,720        $750,000      $18,349       $750,000         $20,043      $750,000
     3      43      $10,000       $33,101       $24,277        $750,000      $27,473       $750,000         $30,936      $750,000
     4      44      $10,000       $45,256       $31,689        $750,000      $36,961       $750,000         $42,901      $750,000
     5      45      $10,000       $58,019       $38,959        $750,000      $46,824       $750,000         $56,046      $750,000

     6      46      $10,000       $71,420       $46,089        $750,000      $57,080       $750,000         $70,487      $750,000
     7      47      $10,000       $85,491       $53,084        $750,000      $67,742       $750,000         $86,350      $750,000
     8      48      $10,000      $100,266       $59,944        $750,000      $78,828       $750,000        $103,777      $750,000
     9      49      $10,000      $115,779       $66,672        $750,000      $90,353       $750,000        $122,921      $750,000
    10      50      $10,000      $132,068       $73,272        $750,000     $102,337       $750,000        $143,951      $750,000

    11      51      $10,000      $149,171       $79,746        $750,000     $114,796       $750,000        $167,054      $750,000
    12      52      $10,000      $167,130       $86,095        $750,000     $127,749       $750,000        $192,434      $750,000
    13      53      $10,000      $185,986       $92,323        $750,000     $141,217       $750,000        $220,315      $750,000
    14      54      $10,000      $205,786       $98,431        $750,000     $155,219       $750,000        $250,944      $750,000
    15      55      $10,000      $226,575      $104,423        $750,000     $169,777       $750,000        $284,591      $750,000

    16      56      $10,000      $248,404      $110,300        $750,000     $184,914       $750,000        $321,554      $750,000
    17      57      $10,000      $271,324      $116,064        $750,000     $200,651       $750,000        $362,159      $750,000
    18      58      $10,000      $295,390      $121,718        $750,000     $217,012       $750,000        $406,766      $750,000
    19      59      $10,000      $320,660      $127,263        $750,000     $234,023       $750,000        $455,769      $750,000
    20      60      $10,000      $347,193      $132,703        $750,000     $251,710       $750,000        $509,601      $750,000

    20      60      $10,000      $347,193      $132,703        $750,000     $251,710       $750,000        $509,601      $750,000
    25      65      $10,000      $501,135      $157,470        $750,000     $350,557       $750,000        $867,830    $1,058,753
    30      70      $10,000      $697,609      $175,797        $750,000     $468,070       $750,000      $1,432,262    $1,661,424

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy

Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option A
Initial Annual Premium:        $10,000

      BASED ON GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                                0% HYPOTHETICAL GROSS        6% HYPOTHETICAL GROSS       12% HYPOTHETICAL GROSS
                                              ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN
                                              ------------------------     ------------------------     ------------------------
                                  TOTAL
                                PREMIUMS
  END OF                        PAID PLUS      NET CASH                     NET CASH                     NET CASH
  POLICY             ANNUAL     INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER       DEATH
   YEAR     AGE     PREMIUMS      AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE        BENEFIT
   ----     ---     --------      -----          -----         -------        -----        -------         -----        -------
     1      41      $10,000       $10,500        $7,804        $750,000       $8,321       $750,000          $8,840      $750,000
     2      42      $10,000       $21,525       $15,329        $750,000      $16,840       $750,000         $18,413      $750,000
     3      43      $10,000       $33,101       $22,576        $750,000      $25,558       $750,000         $28,789      $750,000
     4      44      $10,000       $45,256       $29,538        $750,000      $34,474       $750,000         $40,036      $750,000
     5      45      $10,000       $58,019       $36,210        $750,000      $43,586       $750,000         $52,232      $750,000

     6      46      $10,000       $71,420       $42,580        $750,000      $52,883       $750,000         $65,454      $750,000
     7      47      $10,000       $85,491       $48,641        $750,000      $62,365       $750,000         $79,799      $750,000
     8      48      $10,000      $100,266       $54,390        $750,000      $72,030       $750,000         $95,373      $750,000
     9      49      $10,000      $115,779       $59,815        $750,000      $81,872       $750,000        $112,290      $750,000
    10      50      $10,000      $132,068       $64,905        $750,000      $91,885       $750,000        $130,676      $750,000

    11      51      $10,000      $149,171       $69,634        $750,000     $102,050       $750,000        $150,664      $750,000
    12      52      $10,000      $167,130       $73,974        $750,000     $112,342       $750,000        $172,395      $750,000
    13      53      $10,000      $185,986       $77,888        $750,000     $122,734       $750,000        $196,029      $750,000
    14      54      $10,000      $205,786       $81,336        $750,000     $133,190       $750,000        $221,744      $750,000
    15      55      $10,000      $226,575       $84,281        $750,000     $143,684       $750,000        $249,750      $750,000

    16      56      $10,000      $248,404       $86,683        $750,000     $154,183       $750,000        $280,286      $750,000
    17      57      $10,000      $271,324       $88,507        $750,000     $164,661       $750,000        $313,634      $750,000
    18      58      $10,000      $295,390       $89,731        $750,000     $175,107       $750,000        $350,130      $750,000
    19      59      $10,000      $320,660       $90,300        $750,000     $185,481       $750,000        $390,140      $750,000
    20      60      $10,000      $347,193       $90,144        $750,000     $195,732       $750,000        $434,086      $750,000

    20      60      $10,000      $347,193       $90,144         $75,000     $195,732       $750,000        $434,086      $750,000
    25      65      $10,000      $501,135       $75,073         $75,000     $242,750       $750,000        $730,712      $891,469
    30      70      $10,000      $697,609       $23,051         $75,000     $274,104       $750,000      $1,191,698    $1,382,370

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy

Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option B
Initial Annual Premium:        $25,000

         BASED ON CURRENT COST OF INSURANCE RATES AND CURRENT MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                              0% HYPOTHETICAL GROSS        6% HYPOTHETICAL GROSS       12% HYPOTHETICAL GROSS
                                            ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN
                                            ------------------------     ------------------------     ------------------------
                                TOTAL
                              PREMIUMS
  END OF                      PAID PLUS      NET CASH                     NET CASH                     NET CASH
  POLICY           ANNUAL     INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER       DEATH
   YEAR   AGE     PREMIUMS      AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE        BENEFIT
   ----   ---     --------      -----          -----         -------        -----        -------         -----        -------
     1    41      $25,000       $26,250       $23,322        $773,322      $24,736       $774,736         $26,150      $776,150
     2    42      $25,000       $53,813       $44,992        $794,992      $49,206       $799,206         $53,587      $803,587
     3    43      $25,000       $82,753       $66,200        $816,200      $74,589       $824,589         $83,658      $833,658
     4    44      $25,000      $113,141       $86,954        $836,954     $100,921       $850,921        $116,619      $866,619
     5    45      $25,000      $145,048      $107,264        $857,264     $128,235       $878,235        $152,745      $902,745

     6    46      $25,000      $178,550      $127,140        $877,140     $156,570       $906,570        $192,341      $942,341
     7    47      $25,000      $213,728      $146,591        $896,591     $185,962       $935,962        $235,741      $985,741
     8    48      $25,000      $250,664      $165,626        $915,626     $216,451       $966,451        $283,309    $1,033,309
     9    49      $25,000      $289,447      $184,254        $934,254     $248,079       $998,079        $335,446    $1,085,446
    10    50      $25,000      $330,170      $202,484        $952,484     $280,888     $1,030,888        $392,591    $1,142,591

    11    51      $25,000      $372,928      $220,324        $970,324     $314,922     $1,064,922        $455,226    $1,205,226
    12    52      $25,000      $417,825      $237,782        $987,782     $350,227     $1,100,227        $523,877    $1,273,877
    13    53      $25,000      $464,966      $254,868      $1,004,868     $386,849     $1,136,850        $599,122    $1,349,122
    14    54      $25,000      $514,464      $271,588      $1,021,588     $424,840     $1,174,840        $681,594    $1,431,594
    15    55      $25,000      $566,437      $287,951      $1,037,951     $464,248     $1,214,248        $771,989    $1,521,989

    16    56      $25,000      $621,009      $303,963      $1,053,963     $505,128     $1,255,128        $871,066    $1,621,066
    17    57      $25,000      $678,310      $319,634      $1,069,634     $547,535     $1,297,535        $979,660    $1,729,660
    18    58      $25,000      $738,475      $334,969      $1,084,969     $591,524     $1,341,524      $1,098,685    $1,848,685
    19    59      $25,000      $801,649      $349,977      $1,099,977     $637,157     $1,387,157      $1,229,143    $1,979,143
    20    60      $25,000      $867,981      $364,663      $1,114,663     $684,492     $1,434,492      $1,372,131    $2,122,131

    20    60      $25,000      $867,981      $364,663      $1,114,663     $684,492     $1,434,492      $1,372,131    $2,122,131
    25    65      $25,000    $1,257,836      $432,377      $1,182,377     $947,813     $1,697,813      $2,320,146    $3,070,146
    30    70      $25,000    $1,750,401      $487,741      $1,237,741   $1,257,935     $2,007,935      $3,812,768    $4,562,768

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

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THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
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                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy

Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option B
Initial Annual Premium:        $25,000

      BASED ON GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                                 0% HYPOTHETICAL GROSS       6% HYPOTHETICAL GROSS       12% HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN
                                               ------------------------    ------------------------     ------------------------
                                  TOTAL
                                PREMIUMS
  END OF                        PAID PLUS      NET CASH                     NET CASH                     NET CASH
  POLICY             ANNUAL     INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER       DEATH
   YEAR     AGE     PREMIUMS      AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE        BENEFIT
   ----     ---     --------      -----          -----         -------        -----        -------         -----        -------
     1      41      $25,000       $26,250       $22,096        $772,096      $23,470       $773,470         $24,846      $774,846
     2      42      $25,000       $53,813       $43,586        $793,586      $47,680       $797,680         $51,938      $801,938
     3      43      $25,000       $82,753       $64,476        $814,476      $72,648       $822,648         $81,481      $831,481
     4      44      $25,000      $113,141       $84,764        $834,764      $98,388       $848,388        $113,698      $863,698
     5      45      $25,000      $145,048      $104,449        $854,449     $124,915       $874,915        $148,829      $898,829

     6      46      $25,000      $178,550      $123,521        $873,521     $152,234       $902,234        $187,130      $937,130
     7      47      $25,000      $213,728      $141,979        $891,979     $180,359       $930,359        $228,891      $978,891
     8      48      $25,000      $250,664      $159,821        $909,821     $209,307       $959,307        $274,428    $1,024,428
     9      49      $25,000      $289,447      $177,038        $927,038     $239,084       $989,084        $324,081    $1,074,081
    10      50      $25,000      $330,170      $193,621        $943,621     $269,699     $1,019,699        $378,220    $1,128,220

    11      51      $25,000      $372,928      $209,547        $959,547     $301,144     $1,051,145        $437,238    $1,187,238
    12      52      $25,000      $417,825      $224,785        $974,785     $333,406     $1,083,406        $501,557    $1,251,557
    13      53      $25,000      $464,966      $239,299        $989,299     $366,462     $1,116,462        $571,632    $1,321,632
    14      54      $25,000      $514,464      $253,046      $1,003,046     $400,281     $1,150,281        $647,953    $1,397,953
    15      55      $25,000      $566,437      $265,990      $1,015,990     $434,837     $1,184,837        $731,065    $1,481,065

    16      56      $25,000      $621,009      $278,089      $1,028,089     $470,098     $1,220,099        $821,559    $1,571,559
    17      57      $25,000      $678,310      $289,309      $1,039,309     $506,038     $1,256,038        $920,090    $1,670,090
    18      58      $25,000      $738,475      $299,633      $1,049,633     $542,642     $1,292,642      $1,027,391    $1,777,391
    19      59      $25,000      $801,649      $309,006      $1,059,006     $579,861     $1,329,861      $1,144,227    $1,894,227
    20      60      $25,000      $867,981      $317,360      $1,067,360     $617,627     $1,367,627      $1,271,421    $2,021,421

    20      60      $25,000      $867,981      $317,360      $1,067,360     $617,627     $1,367,627      $1,271,421    $2,021,421
    25      65      $25,000    $1,257,836      $340,656      $1,090,656     $811,126     $1,561,127      $2,096,555    $2,846,555
    30      70      $25,000    $1,750,401      $322,829      $1,072,829     $999,216     $1,749,216      $3,351,554    $4,101,554

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

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THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
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